PROSPECTUS


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FIRSTHAND FUNDS

FIRSTHAND TECHNOLOGY VALUE FUND(R)
FIRSTHAND TECHNOLOGY LEADERS FUND
FIRSTHAND TECHNOLOGY INNOVATORS FUND
FIRSTHAND E-COMMERCE FUND
FIRSTHAND GLOBAL TECHNOLOGY FUND


APRIL 29, 2005

FIRSTHAND FUNDS HAS REGISTERED EACH MUTUAL FUND OFFERED IN THIS PROSPECTUS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THAT REGISTRATION DOES NOT IMPLY, HOWEVER, THAT THE SEC ENDORSES THE FUNDS.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRIVACY POLICY NOTICE ENCLOSED.

TABLE OF CONTENTS

   Privacy Policy Notice                                                1

THE FUNDS
   Investment Objective, Principal Investment Strategies,
   Principal Investment Risks, and Fund Performance
     Firsthand Technology Value Fund                                    2
     Firsthand Technology Leaders Fund                                  5
     Firsthand Technology Innovators Fund                               8
     Firsthand e-Commerce Fund                                         11
     Firsthand Global Technology Fund                                  14
   Fund Fees and Expenses                                              17
   Additional Investment Strategies and Associated Risks               18
   Fund Management                                                     20
   Portfolio Holdings                                                  21
   Operation of the Funds                                              21

YOUR ACCOUNT
   Doing Business With Firsthand                                       22
   How to Purchase Shares                                              23
   Exchanging and Selling Shares                                       25
   Shareholder Services                                                28
   Account Policies                                                    30
   Distributions and Taxes                                             32
   Pricing of Fund Shares                                              33

FINANCIAL HIGHLIGHTS
   Firsthand Technology Value Fund                                     35
   Firsthand Technology Leaders Fund                                   36
   Firsthand Technology Innovators Fund                                37
   Firsthand e-Commerce Fund                                           38
   Firsthand Global Technology Fund                                    39

   THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE INVESTMENT OBJECTIVE, STRATEGIES, AND RISKS OF EACH FUND THAT YOU SHOULD UNDERSTAND BEFORE YOU INVEST. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS. EACH OF THE FUNDS IS NON-DIVERSIFIED AND HAS AS ITS INVESTMENT OBJECTIVE LONG-TERM GROWTH OF CAPITAL.

PRIVACY POLICY NOTICE

Firsthand is committed to protecting the privacy of the shareholders of Firsthand Funds. This notice describes our privacy policy.

To administer and service your account, we collect nonpublic personal information about you from account applications and other related forms. We also keep records of your transactions.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. To process your requests and transactions, the law permits us to disclose nonpublic personal information about you to our service providers (such as Firsthand Funds' transfer agent and distributor). We prohibit our service providers from using the information that they receive from us for any purpose other than to provide service for your Firsthand Funds' account.

We designed our privacy policy to protect your personal information. We restrict access to your nonpublic personal information to authorized employees and service providers (as described above). We maintain physical, electronic, and procedural safeguards that comply with federal privacy standards to guard your nonpublic information.


            THIS PRIVACY POLICY NOTICE IS NOT PART OF THE PROSPECTUS

FIRSTHAND TECHNOLOGY VALUE FUND (TVFQX)

INVESTMENT OBJECTIVE The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, we invest at least 80% of the Fund's assets in high-technology companies. We invest the Fund's assets primarily in equity securities of high-technology companies that we believe are undervalued and have potential for capital appreciation. Because there are no market capitalization restrictions on the Fund's investments, the Fund may purchase stocks of small-, mid-, and large-cap companies. The Fund's investments may include young, relatively small companies that are not yet broadly known, or well-established companies that we believe are currently out of favor in the market.

Our analysis of a potential investment focuses on valuing a company and purchasing securities of that company if we believe its intrinsic value exceeds its current market price. When assessing a company's intrinsic value, we consider a number of factors that may influence its earnings potential, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property rights), the competitive environment, product development, marketing acumen, and management strength and vision.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. In addition, the Fund has a policy of concentrating its investments in one or more of the industries in a target group of high-technology industries, including medical technology industries. Although some of the Fund's holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund's investments.

PRINCIPAL INVESTMENT RISKS Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

The Fund may invest a substantial portion of its assets in small-capitalization companies. Although smaller companies may have potential for rapid growth, they are subject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of smaller companies that trade in limited volumes, the Fund may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

PLEASE SEE "ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS" FOR MORE INFORMATION.

From time to time, Firsthand Capital Management, Inc. (the "Investment Adviser") may close and reopen the Fund to new and/or existing investors.

FUND PERFORMANCE The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year since the completion of the Fund's first full calendar year. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. The Fund's past performance (before and after taxes) is no guarantee of how it will perform in the future.

[CHART]

1995      61.17%
1996      60.55%
1997       6.46%
1998      23.71%
1999     190.40%
2000      -9.97%
2001     -44.00%
2002     -56.15%
2003      74.52%
2004      -6.62%

During the periods shown in the bar chart, the highest return for a quarter was 60.64% during the quarter ended December 31, 1998, and the lowest return for a quarter was -41.81% during the quarter ended March 31, 2001.

The after-tax returns shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local, or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to tax-exempt investors or those who hold their shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs"). The Fund's returns after taxes on distributions and sale of Fund shares set forth in the table below assume the shareholder realized income that can be offset by capital losses.

AVERAGE ANNUAL TOTAL RETURNS for the Periods Ended December 31, 2004

                                          1 YEAR     5 YEARS    10 YEARS
----------------------------------------------------------------------------
Firsthand Technology Value Fund
   Return before taxes                    -6.62%     -18.47%      13.56%
   Return after taxes on distributions    -6.62%     -18.88%      12.26%
   Return after taxes on distributions
     and sale of Fund shares              -4.30%     -14.43%      11.67%
Dow Jones Industrial Average (1)           5.31%       0.68%      13.09%
Standard & Poor's 500 Index (2)           10.88%      -2.30%      12.05%
Nasdaq Composite Index (3)                 9.15%     -11.42%      11.65%

(1) THE DOW JONES INDUSTRIAL AVERAGE IS A MEASUREMENT OF GENERAL MARKET PRICE MOVEMENT FOR 30 WIDELY HELD STOCKS LISTED PRIMARILY ON THE NEW YORK STOCK EXCHANGE. THE INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

(2) THE STANDARD & POOR'S 500 INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF COMMON STOCK PRICES. THE INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

(3) THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX REPRESENTATIVE OF A BROAD BASKET OF STOCKS. THE INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FIRSTHAND TECHNOLOGY LEADERS FUND (TLFQX)

INVESTMENT OBJECTIVE The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, we invest at least 80% of the Fund's assets in high-technology companies. We invest the Fund's assets primarily in equity securities of high-technology companies that we believe hold dominant competitive positions in high-growth industries. Because there are no market capitalization restrictions on the Fund's investments, the Fund may purchase stocks of small-, mid-, and large-cap companies. Due to the Fund's focus on dominant companies, its investments tend to include well-established companies with market capitalizations in the mid- or large-cap categories.

Our analysis of a potential investment focuses on evaluating a company's competitive position. We purchase securities of the company only if our analysis shows that the company's competitive position is exceptionally strong and the industry in which the company participates demonstrates potential for strong growth. When assessing a company's competitive position, we consider a number of factors, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property rights), market share, the competitive environment, product development, marketing acumen, and management strength and vision. When analyzing the growth potential of an industry, we consider factors such as macroeconomic trends, the pace of innovation, and projected customer demand.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. In addition, the Fund has a policy of concentrating its investments in one or more of the industries in a target group of high-technology industries. Although some of the Fund's holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund's investments.

PRINCIPAL INVESTMENT RISKS Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

PLEASE SEE "ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS" FOR MORE INFORMATION.

From time to time, the Investment Adviser may close and reopen the Fund to new and/or existing investors.

FUND PERFORMANCE The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year since the completion of the Fund's first full calendar year. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. The Fund's past performance (before and after taxes) is no guarantee of how it will perform in the future.

[CHART]

1998      78.15%
1999     152.58%
2000     -24.23%
2001     -44.27%
2002     -43.53%
2003      61.78%
2004      -2.79%

During the periods shown in the bar chart, the highest return for a quarter was 58.90% during the quarter ended December 31, 1998, and the lowest return for a quarter was -41.37% during the quarter ended September 30, 2001.

The after-tax returns shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local, or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to tax-exempt investors or those who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The Fund's returns after taxes on distributions and sale of Fund shares set forth in the table below assume the shareholder realized income that can be offset by capital losses. This explains why certain returns after taxes on distributions and sale of Fund shares are higher than the corresponding returns before taxes.

AVERAGE ANNUAL TOTAL RETURNS for the Periods Ended December 31, 2004

                                           1 YEAR      5 YEARS   LIFE OF FUND*
------------------------------------------------------------------------------
Firsthand Technology Leaders Fund
   Return before taxes                     -2.79%     -17.81%        7.80%
   Return after taxes on distributions     -2.79%     -17.81%        7.71%
   Return after taxes on distributions
     and sale of Fund shares               -1.81%     -14.06%        6.80%
Dow Jones Industrial Average (1)            5.31%       0.68%        6.20%
Standard & Poor's 500 Index (2)            10.88%      -2.30%        4.66%
Nasdaq Composite Index (3)                  9.15%     -11.42%        4.63%

*    PERFORMANCE SINCE INCEPTION (COMMENCEMENT OF OPERATIONS) ON DECEMBER 10,
     1997.

(1) THE DOW JONES INDUSTRIAL AVERAGE IS A MEASUREMENT OF GENERAL MARKET PRICE MOVEMENT FOR 30 WIDELY HELD STOCKS LISTED PRIMARILY ON THE NEW YORK STOCK EXCHANGE. THE INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

(2) THE STANDARD & POOR'S 500 INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF COMMON STOCK PRICES. THE INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

(3) THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX REPRESENTATIVE OF A BROAD BASKET OF STOCKS. THE INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FIRSTHAND TECHNOLOGY INNOVATORS FUND (TIFQX)

INVESTMENT OBJECTIVE The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, we invest at least 80% of the Fund's assets in high-technology companies. We invest the Fund's assets primarily in equity securities of high-technology companies that we consider to be best positioned to introduce "breakthrough" products in the fastest-growing markets in the technology sector. Because there are no market capitalization restrictions on the Fund's investments, the Fund may purchase stocks of small-, mid-, and large-cap companies. This Fund's investments, however, tend to focus on newer, smaller companies with market capitalizations in the small- or mid-cap categories.

When assessing a company's intrinsic value, we consider a number of factors that may influence its earnings potential, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property rights), the competitive environment, product development, marketing acumen, and management strength and vision.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. In addition, the Fund has a policy of concentrating its investments in one or more of the industries in a target group of high-technology industries. Although some of the Fund's holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund's investments.

PRINCIPAL INVESTMENT RISKS Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

The Fund may invest a substantial portion of its assets in small-capitalization companies. Although smaller companies may have potential for rapid growth, they are sub-ject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of smaller companies that trade in limited volumes, the Fund may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

PLEASE SEE "ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS" FOR MORE INFORMATION.

From time to time, the Investment Adviser may close and reopen the Fund to new and/or existing investors.

FUND PERFORMANCE The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year since the completion of the Fund's first full calendar year. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. The Fund's past performance (before and after taxes) is no guarantee of how it will perform in the future.

[CHART]

1999    212.34%
2000    -37.94%
2001    -29.10%
2002    -54.76%
2003     55.80%
2004    -12.80%

During the periods shown in the bar chart, the highest return for a quarter was 55.75% during the quarter ended December 31, 2001, and the lowest return for a quarter was -44.95% during the quarter ended December 31, 2000.

The after-tax returns shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local, or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to tax-exempt investors or those who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The Fund's returns after taxes on distributions and sale of Fund shares set forth in the table below assume the shareholder realized income that can be offset by capital losses. This explains why certain returns after taxes on distributions and sale of Fund shares are higher than the corresponding returns before taxes.

AVERAGE ANNUAL TOTAL RETURNS for the Periods Ended December 31, 2004

                                           1 YEAR      5 YEARS   LIFE OF FUND*
------------------------------------------------------------------------------
Firsthand Technology Innovators Fund
   Return before taxes                    -12.80%     -23.01%       4.67%
   Return after taxes on distributions    -12.80%     -24.16%       3.41%
   Return after taxes on distributions
     and sale of Fund shares               -8.32%     -17.52%       4.14%
Dow Jones Industrial Average (1)            5.31%       0.68%       4.63%
Standard & Poor's 500 Index (2)            10.88%      -2.30%       2.85%
Nasdaq Composite Index (3)                  9.15%     -11.42%       2.88%

*    PERFORMANCE SINCE INCEPTION (COMMENCEMENT OF OPERATIONS) ON MAY 20, 1998.

(1) THE DOW JONES INDUSTRIAL AVERAGE IS A MEASUREMENT OF GENERAL MARKET PRICE MOVEMENT FOR 30 WIDELY HELD STOCKS LISTED PRIMARILY ON THE NEW YORK STOCK EXCHANGE. THE INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

(2) THE STANDARD & POOR'S 500 INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF COMMON STOCK PRICES. THE INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

(3) THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX REPRESENTATIVE OF A BROAD BASKET OF STOCKS. THE INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FIRSTHAND E-COMMERCE FUND (TEFQX)

INVESTMENT OBJECTIVE The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, we invest at least 80% of the Fund's assets in equity securities of companies that provide products, services, and technologies that facilitate the growth of electronic commerce. Because there are no market capitalization restrictions on the Fund's investments, the Fund may purchase stocks of small-, mid-, and large-cap companies.

When assessing a company's intrinsic value, we consider a number of factors that may influence its earnings potential, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property rights), the competitive environment, product development, marketing acumen, and management strength and vision.

The Fund has a policy of concentrating its investments in one or more of the industries in a target group of high-technology industries. Within the target group of high-technology industries, we intend to focus on companies that provide products and services that support the growth of electronic commerce.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. Although some of the Fund's holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund's investments.

PRINCIPAL INVESTMENT RISKS Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

The Fund may invest a substantial portion of its assets in small-capitalization companies. Although smaller companies may have potential for rapid growth, they are sub-ject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of smaller companies that trade in limited volumes, the Fund may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

PLEASE SEE "ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS" FOR MORE INFORMATION.

From time to time, the Investment Adviser may close and reopen the Fund to new and/or existing investors.

FUND PERFORMANCE The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year since the completion of the Fund's first full calendar year. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. The Fund's past performance (before and after taxes) is no guarantee of how it will perform in the future.

[CHART]

2000    -55.08%
2001    -49.77%
2002    -37.54%
2003     47.12%
2004     -5.56%

During the periods shown in the bar chart, the highest return for a quarter was 65.67% during the quarter ended December 31, 2001, and the lowest return for a quarter was -54.45% during the quarter ended March 31, 2001.

The after-tax returns shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local, or foreign taxes. Actual after-tax returns depend on an investor's tax situa-tion and may differ from those shown, and after-tax returns are not relevant to tax-exempt investors or those who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The Fund's returns after taxes on distributions and sale of Fund shares set forth in the table below assume the shareholder realized income that can be offset by capital losses. This explains why certain returns after taxes on distributions and sale of Fund shares are higher than the corresponding returns before taxes.

AVERAGE ANNUAL TOTAL RETURNS for the Periods Ended December 31, 2004

                                           1 YEAR      5 YEARS   LIFE OF FUND*
------------------------------------------------------------------------------
Firsthand e-Commerce Fund
   Return before taxes                      5.56%      -26.20%      -19.25%
   Return after taxes on distributions      5.56%      -26.23%      -19.27%
   Return after taxes on distributions
     and sale of Fund shares                3.61%      -19.59%      -14.97%
Dow Jones Industrial Average (1)            5.31%        0.68%        2.77%
Standard & Poor's 500 Index (2)            10.88%       -2.30%        0.43%
Nasdaq Composite Index (3)                  9.15%      -11.42%       -3.99%

*    PERFORMANCE SINCE INCEPTION (COMMENCEMENT OF OPERATIONS) ON SEPTEMBER 30,
     1999.

(1) THE DOW JONES INDUSTRIAL AVERAGE IS A MEASUREMENT OF GENERAL MARKET PRICE MOVEMENT FOR 30 WIDELY HELD STOCKS LISTED PRIMARILY ON THE NEW YORK STOCK EXCHANGE. THE INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

(2) THE STANDARD & POOR'S 500 INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF COMMON STOCK PRICES. THE INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

(3) THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX REPRESENTATIVE OF A BROAD BASKET OF STOCKS. THE INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FIRSTHAND GLOBAL TECHNOLOGY FUND (GTFQX)

INVESTMENT OBJECTIVE The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, we invest at least 80% of the Fund's assets in high-technology companies. We invest the Fund's assets in equity securities of high-technology companies, both domestic and foreign, that we consider to be best positioned to benefit significantly from the adoption of new technologies worldwide. Because there are no market capitalization restrictions on the Fund's investments, the Fund may purchase stocks of small-, mid-, and large-cap companies. The Fund's primary focus is on companies with the opportunity for the global application of their products or services.

When assessing a company's intrinsic value, we consider a number of factors that may influence its earnings potential, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property rights), the competitive environment, product development, marketing acumen, and management strength and vision.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. In addition, the Fund has a policy of concentrating its investments in one or more of the industries in a target group of high-technology industries. Although some of the Fund's holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund's investments. The Fund tends to own a greater percentage of foreign securities than the other Firsthand Funds.

PRINCIPAL INVESTMENT RISKS Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

The Fund may invest a substantial portion of its assets in small-capitalization companies. Although smaller companies may have potential for rapid growth, they are sub-ject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of smaller companies that trade in limited volumes, the Fund may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

The Fund may invest in companies that trade on foreign exchanges or that trade on foreign over-the-counter markets. Although securities of foreign companies may have potential for rapid growth, they are subject to greater market volatility due to various foreign economic, political, and regulatory conditions. In addition, some of the foreign securities in which the Fund may invest may be denominated in foreign currencies, whose value may decline against the U.S. dollar.

PLEASE SEE "ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS" FOR MORE INFORMATION.

From time to time, the Investment Adviser may close and reopen the Fund to new and/or existing investors.

FUND PERFORMANCE The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year since the completion of the Fund's first full calendar year. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. The Fund's past performance (before and after taxes) is no guarantee of how it will perform in the future.

[CHART]

2001    -41.26%
2002    -52.92%
2003     90.50%
2004     -7.16%

During the periods shown in the bar chart, the highest return for a quarter was 51.71% during the quarter ended June 30, 2003, and the lowest return for a quarter was -36.96% during the quarter ended September 30, 2002.

The after-tax returns shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local, or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to tax-exempt investors or those who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The Fund's returns after taxes on distributions and sale of Fund shares set forth in the table below assume the shareholder realized income that can be offset by capital losses. This explains why certain returns after taxes on distributions and sale of Fund shares are higher than the corresponding returns before taxes.

AVERAGE ANNUAL TOTAL RETURNS for the Periods Ended December 31, 2004

                                              1 YEAR        LIFE OF FUND*
-------------------------------------------------------------------------
Firsthand Global Technology Fund
   Return before taxes                        -7.16%          -18.00%
   Return after taxes on distributions        -7.16%          -18.03%
   Return after taxes on distributions
     and sale of Fund shares                  -4.65%          -14.44%
Dow Jones Industrial Average (1)               5.31%            2.35%
Standard & Poor's 500 Index (2)               10.88%           -2.37%
Nasdaq Composite Index (3)                     9.15%          -11.21%

*    PERFORMANCE SINCE INCEPTION (COMMENCEMENT OF OPERATIONS) ON SEPTEMBER 29,
     2000.

(1) THE DOW JONES INDUSTRIAL AVERAGE IS A MEASUREMENT OF GENERAL MARKET PRICE MOVEMENT FOR 30 WIDELY HELD STOCKS LISTED PRIMARILY ON THE NEW YORK STOCK EXCHANGE. THE INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

(2) THE STANDARD & POOR'S 500 INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF COMMON STOCK PRICES. THE INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

(3) THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX REPRESENTATIVE OF A BROAD BASKET OF STOCKS. THE INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FUND FEES AND EXPENSES

The following tables show the fees and expenses you may pay if you buy and hold shares of each Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                      SALES LOAD
                                         SALES LOAD     IMPOSED
                                           IMPOSED         ON        DEFERRED
                                             ON        REINVESTED      SALES     EXCHANGE    REDEMPTION
FUND                                      PURCHASES   DISTRIBUTIONS     LOAD       FEE          FEE
--------------------------------------   ----------   -------------  --------    --------    ----------
Firsthand Technology Value Fund              None         None          None       None         None
Firsthand Technology Leaders Fund            None         None          None       None         None
Firsthand Technology Innovators Fund         None         None          None       None         None
Firsthand e-Commerce Fund                    None         None          None       None         None
Firsthand Global Technology Fund             None         None          None       None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                                                  TOTAL
                                                                                  ANNUAL
                                                                                   FUND
                                         MANAGEMENT   DISTRIBUTION    OTHER     OPERATING
FUND                                        FEE        (12b-1 FEE)   EXPENSES    EXPENSES*
--------------------------------------   ----------   -------------  --------   -----------
Firsthand Technology Value Fund            1.50%          None         0.40%       1.90%
Firsthand Technology Leaders Fund          1.50%          None         0.45%       1.95%
Firsthand Technology Innovators Fund       1.50%          None         0.45%       1.95%
Firsthand e-Commerce Fund                  1.50%          None         0.45%       1.95%
Firsthand Global Technology Fund           1.50%          None         0.45%       1.95%

* UNDER THE INVESTMENT ADVISORY AGREEMENT, THE INVESTMENT ADVISER HAS AGREED TO REDUCE ITS FEES AND/OR MAKE EXPENSE REIMBURSEMENTS SO THAT EACH FUND'S TOTAL ANNUAL OPERATING EXPENSES ARE LIMITED TO 1.95% OF THE FUND'S AVERAGE DAILY NET ASSETS UP TO $200 MILLION, 1.90% OF SUCH ASSETS FROM $200 MILLION TO $500 MILLION, 1.85% OF SUCH ASSETS FROM $500 MILLION TO $1 BILLION, AND 1.80% OF SUCH ASSETS IN EXCESS OF $1 BILLION.

EXAMPLE This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs might be higher or lower, based on these assumptions your costs would be:

FUND                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------
Firsthand Technology Value Fund                 $    193   $    596   $  1,025   $  2,214
Firsthand Technology Leaders Fund               $    198   $    612   $  1,050   $  2,266
Firsthand Technology Innovators Fund            $    198   $    612   $  1,050   $  2,266
Firsthand e-Commerce Fund                       $    198   $    612   $  1,050   $  2,266
Firsthand Global Technology Fund                $    198   $    612   $  1,050   $  2,266

ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS

EQUITY SECURITIES Each Fund may invest in equity securities, which include common stock, convertible long-term corporate debt obligations, preferred stock, convertible preferred stock, and warrants. The securities we select for a Fund's investment are typically traded on a national securities exchange, the Nasdaq system, or over-the-counter. In a Fund's investment portfolio, we may include securities of both large, well-known companies as well as smaller, lesser-known companies.

Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions, and other factors beyond our control. Securities in a Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.

Some securities are not traded actively and may be difficult to sell. Although profits in some of a Fund's holdings may be realized quickly, it is not expected that most of a Fund's investments will appreciate rapidly.

ILLIQUID SECURITIES A Fund will not invest in an illiquid security if, immediately after and as a result of the investment in such security, more than 15% of the Fund's net assets would be invested in illiquid securities. Generally, a security is considered illiquid if it cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. Any increase in the percentage of a Fund's net assets in illiquid securities due to changes in portfolio securities values, a decrease in net assets, or other circumstances will not be considered when determining whether the Fund is in compliance with the foregoing limitation on investments in illiquid securities.

PORTFOLIO TURNOVER RISK The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses that must be borne by a Fund and its shareholders. It may also result in higher short-term capital gain to a Fund that is taxable to shareholders as ordinary income when distributed. See "Financial Highlights" for each Fund's historical portfolio turnover rates.

IPOs Each Fund may purchase shares in initial public offerings ("IPOs"), which can be risky. Because the price of IPO shares may be volatile, a Fund may hold IPO shares for a very short time. This may increase the turnover rate of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. When it sells IPO shares, a Fund may realize a capital gain that must be distributed to shareholders.

FOREIGN SECURITIES Each Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts ("ADRs"), on foreign exchanges, or on foreign over-the-counter markets. Each Fund may also invest in companies that trade on foreign exchanges or markets as Global Depositary Receipts ("GDRs"). Investing in the securities of foreign companies exposes your investment in a Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the regulatory conditions in some countries. In addition, some of the securities in which the Fund may invest may be denominated in foreign currencies, whose value may decline against the U.S. dollar. Furthermore, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including confiscatory levels of taxation, thereby limiting their earnings potential. Amounts realized on foreign securities also may be subject to high levels of foreign taxation, including taxes withheld at the source.

CHANGING INVESTMENT OBJECTIVE The investment objective of each Fund can be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES For defensive purposes, each Fund may temporarily hold all or a portion of its assets in cash or money market instruments. This may help a Fund minimize or avoid losses during adverse market, economic, or political conditions. While in a temporary defensive mode, a Fund may not be able to achieve its investment objective.

CONCENTRATION POLICY Each Fund is non-diversified and concentrates its investments in a single industry or group of industries. When a Fund concentrates its investments in an industry or a group of industries, adverse market conditions within those industries may have a more significant impact on a Fund than they would on a fund that does not concentrate its investments. However, we currently believe that investments by the Funds in a target group (see the Statement of Additional Information for more information) of high-technology industries may offer greater opportunities for growth of capital than investments in other industries. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in a Fund is not a balanced investment program.

WHY WE BUY Our analysis of a potential investment for a Fund focuses on valuing a company and purchasing securities of a company when we believe that its intrinsic value is greater than its market price. We define intrinsic value as the value of the basic businesses of a company, including its products, technologies, customer relationships, and other sustainable competitive advantages.

To us, intrinsic value is a reflection of the value of a company's assets and its earning power. Balance sheet strength, the ability to generate earnings, and a strong competitive position are also major factors that we look at when appraising a potential investment.

WHY WE SELL A Fund may sell securities of a company if we determine that:

   -  The current market price exceeds the value of the company, or
   -  Alternative investments present better potential for capital appreciation.

We also may sell a security owned by a Fund when there is a negative development in a company's competitive, regulatory, or economic environment; deterioration of a company's growth prospects or financial situation; or for other reasons.

FUND MANAGEMENT

Firsthand Funds (the "Trust") retains Firsthand Capital Management, Inc., 125 South Market, Suite 1200, San Jose, California 95113, to manage the investments of each Fund. Kevin M. Landis, who also serves as a Trustee of the Trust, controls the Investment Adviser. Mr. Landis is the Chief Investment Officer of the Investment Adviser, a position he has held since 1994. He has been a portfolio manager of Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, and Firsthand Technology Innovators Fund since each Fund began its operation. The portfolios of Firsthand e-Commerce Fund and Firsthand Global Technology Fund are team-managed by members of the Investment Adviser's research team.

PORTFOLIO HOLDINGS

A description of the Firsthand Funds' policies and procedures with respect to the disclosure of each of the Funds' portfolio securities is available in the Statement of Additional Information ("SAI") and on the Fund's website at www.firsthandfunds.com.

OPERATION OF THE FUNDS

Under the Investment Advisory Agreement (the "Advisory Agreement"), the Investment Adviser receives from each Fund an advisory fee at the annual rate of 1.50% of the Fund's average daily net assets. Under the Advisory Agreement, the Investment Adviser provides each Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of each Fund consistent with each Fund's investment objective, policies, and limitations.

For more information regarding the basis for the Board of Trustees' approval of the Advisory Agreement, please refer to the Funds' SAI.

ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, serves as principal underwriter and distributor for each Fund and, as such, is the exclusive agent for the distribution of shares of the Funds.

                                  YOUR ACCOUNT

DOING BUSINESS WITH FIRSTHAND

   VISIT US ONLINE:       www.firsthandfunds.com
                          24 hours a day, 7 days a week, you may:
                          - Complete an online account application*
                          - Review your current account balance and
                            transaction history
                          - Check portfolio holdings and daily net asset
                            values ("NAVs")
                          - Buy, exchange, and sell shares of Firsthand Funds**
                          - Update your account information
                          - Request duplicate statements and tax forms
                          - Sign up for electronic delivery of shareholder
                            communications
                          - Sign up for monthly e-mail alerts

   CALL US:               1.888.884.2675
                          - OPTION 2: FUND INFORMATION AND LITERATURE
                          - OPTION 3: AUTOMATED ACCOUNT INFORMATION
                          - OPTION 4: ACCOUNT SERVICES
                          Representatives are available to answer your questions Monday through Friday, 5:00 A.M. to 5:00 P.M. Pacific Time.

   TTY ACCESS:            1.800.774.3114

   WRITE TO US:           Shareholder Services
                          Firsthand Funds
                          P.O. Box 8356
                          Boston, MA 02266-8356


* FOR YOUR SECURITY, ALL APPLICATIONS MUST BE SIGNED AND MAILED TO FIRSTHAND FUNDS; THEY MAY NOT BE SUBMITTED ELECTRONICALLY.

** CERTAIN RESTRICTIONS, SUCH AS MINIMUM AND MAXIMUM TRANSACTION AMOUNTS, APPLY.
   PLEASE VISIT OUR WEBSITE OR CALL US FOR MORE INFORMATION.

HOW TO PURCHASE SHARES

ACCOUNT APPLICATION To open a new account with Firsthand Funds, please complete an account application. Call 1.888.884.2675 or visit our website at www.firsthandfunds.com for an application.

RETIREMENT AND EDUCATION ACCOUNTS In addition to regular (taxable) accounts, we also offer the following tax-advantaged investment options: IRAs, including Traditional IRAs, Roth IRAs, SEP-IRAs, and SIMPLE IRAs; 403(b) custodial accounts; and Coverdell Education Savings Accounts ("CESAs"). Please call Shareholder Services at 1.888.884.2675 if you would like more information about opening a retirement account.

ACCOUNT MINIMUMS*

                                            INITIAL               ADDITIONAL
TYPE OF ACCOUNT                           INVESTMENT              INVESTMENT
Regular Accounts                           $ 10,000                  $ 50
IRAs and CESAs                             $  3,000                  $ 50
403(b) Custodial Accounts                  $  3,000                  $ 50

*  LOWER MINIMUMS MAY BE AVAILABLE THROUGH BROKERAGE FIRMS.

There are several ways to purchase shares of a Fund. The table below describes your options.

                    TO OPEN YOUR ACCOUNT               TO ADD TO YOUR ACCOUNT
------------------------------------------------------------------------------------
BY MAIL             Mail your check, along with your   Mail your check, along with
[GRAPHIC]           properly completed account         an investment slip from your
                    application, to Shareholder        account statement, to
                    Services.                          Shareholder Services. If you
                                                       do not have an investment
                    Make your check payable to         slip, include a note with
                    Firsthand Funds.                   your name, the Fund name, and
                                                       your account number.
                    No third-party checks, starter
                    checks, foreign checks, or         Make your check payable to
                    currency will be accepted.         Firsthand Funds. Include your
                                                       account number on your check.

                                                       No third-party checks,
                                                       starter checks, foreign
                                                       checks, or currency will be
                                                       accepted.

                    TO OPEN YOUR ACCOUNT               TO ADD TO YOUR ACCOUNT
------------------------------------------------------------------------------------
BY TELEPHONE        You may not open an account by     Call 1.888.884.2675, option
[GRAPHIC]           phone.                             4, to buy additional shares.
                                                       You may buy shares in amounts
                                                       of at least $50 or as much as
                                                       $50,000.

                                                       Telephone transactions are
                                                       made by electronic funds
                                                       transfer from a
                                                       pre-designated bank account.
                                                       Before requesting a telephone
                                                       purchase, please make sure
                                                       that we have your bank
                                                       account information on file.
                                                       If we do not have this
                                                       information, please call
                                                       Shareholder Services to
                                                       request an application or
                                                       visit our website.

ONLINE              At www.firsthandfunds.com, you     Go to www.firsthandfunds.com
[GRAPHIC]           may download Firsthand Funds'      to visit our secure online
                    account applications; for new      transaction area.
                    accounts, you may choose the
                    Input Online version and fill      For more information, visit
                    the application out online.        our website.

                    For security reasons, the
                    application must be printed,
                    signed, and mailed to Firsthand
                    Funds; it may not be submitted
                    electronically.

BY WIRE             Before we can accept your wire,    Call 1.888.884.2675, option
[GRAPHIC]           you must mail in a properly        4, for wire instructions.
                    completed application to
                    Shareholder Services. Call         Your wire must be received by
                    1.888.884.2675, option 4, for      4:00 P.M. Eastern Time to
                    wire instructions.                 receive that day's NAV.

                    Your wire must be received by
                    4:00 P.M. Eastern Time to
                    receive that day's NAV.

THROUGH             Contact your broker or financial   Contact your broker or
YOUR                advisor.                           financial advisor.
BROKER
[GRAPHIC]

CONFIRMATION You will receive confirmation of all transactions by mail. Certificates representing shares are not issued.

PURCHASE THROUGH YOUR BROKER Any order you place with a brokerage firm is treated as if it were placed directly with Firsthand Funds. Your shares may be held in a pooled account in your broker's name and, in most cases, your broker will maintain your individual ownership information.

Your brokerage firm is responsible for processing your order promptly and correctly, keeping you advised of the status of your account, confirming your transactions, and ensuring that you receive copies of Firsthand Funds' prospectus and shareholder reports. When you place an order with your broker, it is the broker's responsibility to promptly transmit properly completed orders to Firsthand Funds or Shareholder Services. Your broker may charge you a fee for handling your order.

ADDITIONAL PURCHASE INFORMATION Fund shares are sold on a continuous basis at the NAV next determined after Shareholder Services or Firsthand Funds receives your properly completed purchase order. If we receive your order before the close of business on the New York Stock Exchange (normally 4:00 P.M. Eastern
Time), your order will be confirmed at the NAV determined at the close of business on that day.

If your order is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by Firsthand Funds or Shareholder Services. We may deduct the losses or fees from your existing account. Firsthand Funds reserves the right to limit the amount of investments and to refuse to sell to any person. If we do not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends.

EXCHANGING AND SELLING SHARES

EXCHANGES You may exchange all or a portion of your shares from one Firsthand Fund to another Firsthand Fund or for shares of the SSgA Money Market Fund at the current NAV. You may exchange shares by mail, by telephone, or online. Exchanges are subject to the applicable minimum initial investment and account balance requirements. Generally, the same policies that apply to purchases and redemptions, including minimum investments, apply to exchanges, since an exchange is a redemption from one Fund and a purchase into another. In particular, exchanges will be treated as a sale of shares and any gain on such transactions may be subject to federal income tax.

EXCHANGE TO THE SSgA MONEY MARKET FUND You may also exchange your shares for shares of the SSgA Money Market Fund, which is a portfolio of the SSgA Funds, if such shares are offered in your state of residence. SSgA Funds is an open-end management investment company with multiple portfolios advised by SSgA Funds Management, Inc., One Lincoln Street, Boston, Massachusetts 02111-2900, and is not affiliated with Firsthand Funds or ALPS Distributors, Inc. Prior to making such an exchange, you should obtain and carefully read the prospectus for the SSgA Money Market Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or ALPS Distributors, Inc. of an investment in the SSgA Money Market Fund.

The SSgA Money Market Fund's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

INVESTMENTS IN THE SSgA FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE SSgA MONEY MARKET FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

EXCHANGE FROM THE SSgA MONEY MARKET FUND To exchange your shares of the SSgA Money Market Fund for shares of a Firsthand Fund, you must first obtain a copy of the Fund's prospectus and open an account with us. To request a Firsthand Fund's prospectus and account application, please call us or visit our website.

SELLING SHARES Requests to sell shares are processed at the NAV next calculated after we receive your properly completed redemption request. The table below describes your options.

                TO SELL SHARES
--------------------------------------------------------------------------------
BY MAIL         Send written instructions, including your name, account number,
[GRAPHIC]       and the dollar amount (or the number of shares) you want to sell. Be sure to include all of the necessary signatures, and a signature guarantee, if required. You must sign your request exactly as your name appears on the Trust account records.

                A signature guarantee is required if you want to sell more than $50,000 worth of shares.

                TO SELL SHARES
--------------------------------------------------------------------------------
BY TELEPHONE    Call 1.888.884.2675, option 4, to redeem shares by telephone.
[GRAPHIC]
                As long as your transaction is for $50,000 or less, and you have not changed the name or address on your account within the last
                30 days, you can sell your shares by phone. You can request to have your payment sent to you by electronic funds transfer, wire, or mail.

                You may not sell shares in an IRA or any other tax-deferred savings account by telephone. Please see your IRA booklet or call Shareholder Services for more details.

ONLINE          Go to www.firsthandfunds.com to visit our secure online
[GRAPHIC]       transaction area. Minimum and maximum transaction amounts apply.
                For more information, visit our website.

                You may not sell shares in an IRA or any other tax-deferred savings account online. Please call Shareholder Services for more details.

BY              Call or write to Shareholder Services, or visit us online to
ELECTRONIC      have your proceeds electronically transferred to a
FUNDS           pre-designated bank account.
TRANSFER
("EFT")         Before requesting an EFT, please make sure that we have your bank
[GRAPHIC]       account information on file. If we do not have this information, please call 1.888.884.2675, option 4, to request an application, or visit our website.

BY WIRE         Please call 1.888.884.2675, option 4, or submit your request by mail.
[GRAPHIC]
                You may request to have your proceeds wired directly to your pre-designated bank account. There is an $8 processing fee for redemptions paid by wire. Your bank may also impose a charge for processing the wire.

THROUGH         Contact your broker or financial advisor.
YOUR
BROKER
[GRAPHIC]

SIGNATURE GUARANTEES Under the following circumstances, written instructions with a signature guarantee will be required to execute your transaction:

      - If you have changed the name(s) or address on your account within 30 days prior to a redemption request (online redemption requests will not be accepted in this type of situation);
      - If you want payment mailed to an address other than the one we have on file for your account; or
      - If you want a redemption check made out to someone other than the account owner.

A signature guarantee is a valuable safeguard to protect you and the Funds from fraud. You can get a signature guarantee from most banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A notary public cannot provide a signature guarantee. Firsthand Funds accept only STAMP 2000 New Technology Medallion Guarantee Stamps.

REDEMPTION PAYMENTS Payment is normally made within seven business days after the receipt of your properly completed redemption request. In unusual circumstances, or as determined by the SEC, we may suspend redemptions or postpone the payment of proceeds.

SELLING SHARES THROUGH YOUR BROKER You may also sell your shares through your broker. Your broker is responsible for promptly transmitting your redemption order to Shareholder Services or Firsthand Funds. You will receive the NAV next determined after Shareholder Services or Firsthand Funds receives your request from your broker. Your brokerage firm may charge you a fee for handling your redemption.

SELLING RECENTLY PURCHASED SHARES If you bought shares by check or electronic funds transfer, it may take up to 15 days from the date of purchase for your check or electronic funds transfer to clear. We will send your redemption payment only after your transactions have cleared. To eliminate this delay, you may purchase shares of a Fund by certified check or wire.

ADDITIONAL REDEMPTION INFORMATION At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions.

SHAREHOLDER SERVICES

Firsthand Funds' Transfer Agent, State Street Bank and Trust Company (which utilizes the services of Boston Financial Data Services), provides account and shareholder services for Firsthand Funds' shareholders. The Transfer Agent processes purchases, redemptions, and exchanges; it also maintains shareholders' accounts.

AUTOMATIC INVESTMENT PLAN This plan offers you a convenient way to buy additional shares by allowing you to automatically transfer money from your bank account to your Firsthand Funds account either monthly (on the 15th of the month, unless you request a different date), quarterly, semi-annually, or annually. You may sign up for the Automatic Investment Plan on your account application or by calling us. You may change the amount of your investment or discontinue the plan at any time by calling us or by writing to Shareholder Services. Although the minimum monthly investment is $50, the minimum for initial investments still applies. The Transfer Agent currently pays the costs associated with these transfers, but reserves the right, upon 30 days prior written notice, to implement reasonable charges for this service.

PAYROLL DIRECT DEPOSIT PLAN You may purchase Fund shares through direct deposit plans offered by certain private employers and government agencies. These plans enable you to have a portion of your payroll checks transferred automatically to purchase shares of the Fund. Contact your employer for additional information.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to systematically sell your shares and receive regular payments from your account. You may arrange to receive payments monthly (on the 15th of the month, unless you request a different date), quarterly, semi-annually, or annually. Payments can be sent to you by mail or by electronic funds transfer. The minimum monthly redemption is $50, and please note that the minimum account balance still applies. The Transfer Agent currently pays the costs associated with these transfers, but reserves the right, upon 30 days prior written notice, to implement reasonable charges for this service. You may change the amount of your withdrawal or discontinue the plan at any time by calling or writing to Shareholder Services.

CHANGING BANKING INFORMATION You may change your pre-designated bank or brokerage account at any time by writing to Shareholder Services. You must obtain a signature guarantee if you designate a bank account that includes a person who is not a registered shareholder of a Fund. Additional documentation will be required to change an account if shares are held by a corporation, fiduciary, or other organization.

TELEPHONE TRANSACTIONS The telephone redemption and exchange privilege is automatically available to you when you open a new account. If you elect not to have telephone privileges when you open your account but later change your mind, you may write to Shareholder Services.

Processing and validating your bank account information takes about 14 business days. No telephone transactions may be initiated during this time. After your account information has been processed, you may call 1.888.884.2675, option 4, to conduct telephone transactions.

Firsthand Funds and Shareholder Services will not be liable for complying with tele-phone instructions we reasonably believe to be genuine. We will employ reasonable procedures to determine that telephone instructions are genuine, including requiring forms of personal identification before acting on instructions, providing written confirmation of the transactions, and/or recording telephone instructions. You can always decline the telephone redemption privilege on your account application, or you may call us at any time to cancel.

ACCOUNT POLICIES

MARKET TIMERS The Board of Trustees of the Funds recognizes that the interests of long-term shareholders may be adversely affected by certain short-term trading activity. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders, and have other adverse effects on the Funds. Firsthand Funds are not intended as vehicles for market timing.

The Board of Trustees has adopted a policy to discourage and take reasonable steps to prevent or minimize frequent purchases and redemptions of the Funds' shares when such trading activities may: (1) cause dilution of the value of shares held by long-term shareholders; (2) interfere with efficient portfolio management; or (3) cause brokerage commissions or administrative costs to significantly increase. There can be no assurance, however, that these practices, individually or collectively, will be totally effective in this regard because of various factors.

Firsthand Funds, through its service providers, uses various methods to detect, deter, and curtail market timing. These include monitoring all purchase and redemption activity in various omnibus accounts, direct accounts, and networked dealer accounts. Firsthand Funds may restrict or refuse purchases or exchanges from market timers. You may be considered a "market timer" by the Funds if you:

      - Make more than two purchases and two sales in a Fund within any 90-day period, or
      - Make more than four purchases and four sales in a Fund within any 12-month period, or
      - Appear to follow a market-timing pattern that may adversely affect a Fund (E.G., frequent purchases and sales of Fund shares).

Systematic purchase and redemption plans are exempt from the market timing policy.

ACCOUNT MAINTENANCE FEE Because of the disproportionately high costs of servicing accounts with low balances, we charge a $14 annual account maintenance fee for accounts in which the investment amount falls below the applicable minimum investment amount (see How to Purchase Shares). We will determine the amount of your investment in each account once per year, generally at the end of September. We will deduct the fee each year from each account with a balance below the applicable minimum investment amount at that time. Prior to assessing the aforementioned fee, however, we will notify you in writing and give you 60 days to either increase the value of your account to the minimum balance or close your account. Accounts that fall below the minimum as a result of market depreciation are not subject to this fee.

MAILINGS TO SHAREHOLDERS All Firsthand Funds' shareholders receive copies of prospectuses, annual reports, and semi-annual reports by mail (unless they elect to receive these documents via e-delivery). Currently, Firsthand Funds and many brokers combine the mailings of shareholders who are family members living at the same address. If you wish to opt out of this "householding" plan, you may contact your broker or call us toll-free at any time, at 1.888.884.2675, option 4, or write to Shareholder Services. We will resume separate mailings to each member of your household within 30 days of your request.

LARGE REDEMPTIONS Large redemptions can negatively impact a Fund's investment strategy because the portfolio manager may need to sell securities that otherwise would not be sold to meet redemption requests. If, in any 90-day period, you redeem more than $250,000 or your redemption or series of redemptions amounts to more than 1% of a Fund's net assets, then the Fund has the right to pay the difference between your redemption amount and the lesser of the two previously mentioned figures with securities of the Fund (a "redemption in-kind").

CUSTOMER IDENTIFICATION We are required by law to obtain certain personal information from you which will be used to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number, and other information that will allow us to identify you. We may also request to review other identifying documents such as a driver's license, passport, or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. Firsthand Funds reserves the right to reject any purchase order. Firsthand Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure resulting from a failure to provide proper personal identification.

DISTRIBUTIONS AND TAXES

FUND DISTRIBUTIONS Each Fund expects to distribute its net investment income and net realized gains annually. You may choose to receive your distributions either by check or have them reinvested. Distributions are automatically reinvested in additional shares of a Fund at its NAV on the distribution date unless you elect to have your distributions paid by check. Please call us if you wish to change your distribution option or visit our website and make this change online. Income and capital gain distributions reduce a Fund's NAV by the amount of the distribution on the ex-dividend date. If you have chosen the reinvestment option, we will credit to your account additional shares at the NAV on the ex-dividend date. If you buy Fund shares shortly before the Fund makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when the Fund holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gains. The Funds have the potential to build up high levels of unrealized appreciation.

If you elect to receive distributions paid by check and the U.S. Postal Service is unable to deliver your check to you, we may convert your distribution option to the reinvestment option. You will not receive interest on amounts represented by uncashed distribution checks.

TAXES The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their U.S. shareholders. It does not apply to non-U.S. investors, tax-exempt investors, or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or an IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAI for additional federal income tax information.

TAXES ON DISTRIBUTIONS Distributions of a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions of a Fund's net long-term capital gain, if any, generally will be taxable to you as a long-term capital gain. An individual's net long-term capital gain is subject to a reduced maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges after May 5, 2003. Also, if you are an individual Fund shareholder, your distributions attributable to dividends received by a Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income. Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. At the end of every year, we will notify you of the federal income tax status of your distributions.

TAXES ON TRANSACTIONS Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss will be a long-term capital gain or loss if you have held such shares for more than one year at the time of redemption or exchange. Under some circumstances, your realized losses may be disallowed.

ADDITIONAL TAX INFORMATION In certain circumstances, Fund shareholders may be subject to backup withholding.

PRICING OF FUND SHARES

CALCULATING THE NAV Each Fund calculates its share price, or NAV, at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 P.M. Eastern
Time) on each day that the exchange is open (a "business day"). Requests to buy and sell shares are processed at the NAV next calculated after we receive your properly completed order or request. The NAV of each Fund is calculated by dividing the sum of the value of the securities held by that Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund's shares will not be priced on the days on which the NYSE is closed for trading.

If the market price for a security in a Fund's portfolio is unavailable, or if an event occurs after the close of trading that materially affects the value of a security, that security may be valued at its fair value as determined in good faith using procedures established by the Board of Trustees ("Valuation Procedures"). The Valuation Procedures authorize a committee, comprised of members of the Board of Trustees and senior personnel of the Investment Adviser, to determine the fair value of any such security. As a general principle, the fair valuation of a security should reflect the amount that a Fund would reasonably expect to receive for the security upon its current sale to an arm's-length buyer. The Valuation Committee may use any one or more of the following methods, among others, in establishing the fair value of a security:

      -  A multiple of sale, revenue, or earnings;
      -  A multiple of book value;
      -  A discount from market of a similar freely traded security;
      -  The purchase price of security;
      - Any subsequent private transactions in the security or related securities.

If a Fund holds securities listed primarily on a foreign exchange that trades on days on which a Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares.

VALUATION OF PORTFOLIO SECURITIES The NAV of a Fund will fluctuate as the value of the securities it holds fluctuates. A Fund's portfolio of securities is valued as follows:

1. Securities traded on stock exchanges, or quoted by Nasdaq, are valued according to the Nasdaq official closing price, if applicable, or at their last reported sale price as of the close of trading on the NYSE. If a security is not traded that day, the security will be valued at its most recent bid price.

2. Securities traded in the over-the-counter market, but not quoted by Nasdaq, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

3. Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

4. Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees. These securities may include thinly traded securities or those that are restricted as to their resale.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables describe each Fund's financial performance and other financial information for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. "Total Return" shows how much an investor in each Fund would have earned or lost on an investment in a Fund (assuming the reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with each Fund's financial statements, is included in our 2004 Annual Report to Shareholders. Please call 1.888.884.2675 to request a free copy of the Funds' Annual Report.

FINANCIAL HIGHLIGHTS - Firsthand Technology Value Fund
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                               YEAR             YEAR            YEAR              YEAR             YEAR
                                               ENDED            ENDED           ENDED             ENDED            ENDED
                                             12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year        $    31.57       $    18.09       $    41.25       $    74.33       $    90.52
                                            ------------------------------------------------------------------------------

Income from investment operations:
    Net investment loss                          (0.49)           (0.40)           (0.46)           (0.65)           (1.14)
    Net realized and unrealized
      gains (losses) on investments              (1.60)           13.88           (22.72)          (32.16)           (7.29)
                                            ------------------------------------------------------------------------------
Total from investment operations                 (2.09)           13.48           (23.18)          (32.81)           (8.43)
                                            ------------------------------------------------------------------------------

Less distributions:
    Dividends from net
      investment income                              -                -                -                -                -
    Distributions from net
      realized gains                                 -                -                -            (0.38)           (7.86)
    Distributions in excess of net
      realized gains                                 -                -                -                -                -
                                            ------------------------------------------------------------------------------
Total distributions                                  -                -                -            (0.38)           (7.86)
                                            ------------------------------------------------------------------------------

Paid-in-capital from redemption
    fees                                             -             0.00 (A)         0.02             0.11             0.10
                                            ------------------------------------------------------------------------------

Net asset value at end of year              $    29.48       $    31.57       $    18.09       $    41.25       $    74.33
                                            ==============================================================================

Total return                                     (6.62%)          74.52%          (56.15%)         (44.00%)          (9.97%)
                                            ==============================================================================

Net assets at end of year (millions)        $    586.9       $    877.4       $    492.7       $  1,449.9       $  3,030.8
                                            ==============================================================================

Ratio of expenses to average
    net assets                                    1.90%            1.90%            1.89%            1.84%            1.83%

Ratio of net investment loss to
    average net assets                           (1.41%)          (1.64%)          (1.56%)          (1.20%)          (1.29%)

Portfolio turnover rate                             17%              38%              44%              57%              59%

(A) AMOUNT IS LESS THAN $0.01.

FINANCIAL HIGHLIGHTS - Firsthand Technology Leaders Fund
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                               YEAR             YEAR            YEAR              YEAR             YEAR
                                               ENDED            ENDED           ENDED             ENDED            ENDED
                                             12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year        $    17.23       $    10.65       $    18.86       $    33.84       $    44.68
                                            ------------------------------------------------------------------------------

Income from investment operations:
    Net investment loss                          (0.30)           (0.24)           (0.26)           (0.41)           (0.67)
    Net realized and unrealized
      gains (losses) on investments              (0.18)            6.82            (7.96)          (14.62)          (10.19)
                                            ------------------------------------------------------------------------------
Total from investment operations                 (0.48)            6.58            (8.22)          (15.03)          (10.86)
                                            ------------------------------------------------------------------------------

Less distributions:
    Dividends from net investment
      income                                         -                -                -                -                -
    Distributions from net
      realized gains                                 -                -                -                -            (0.01)
    Distributions in excess of net
      realized gains                                 -                -                -                -                -
                                            ------------------------------------------------------------------------------
Total distributions                                  -                -                -                -            (0.01)
                                            ------------------------------------------------------------------------------

Paid-in-capital from redemption
    fees                                             -             0.00(A)          0.01             0.05             0.03
                                            ------------------------------------------------------------------------------

Net asset value at end of year              $    16.75       $    17.23       $    10.65       $    18.86       $    33.84
                                            ==============================================================================

Total return                                     (2.79%)          61.78%          (43.53%)         (44.27%)         (24.23%)
                                            ==============================================================================

Net assets at end of year (millions)        $    113.9       $    156.1       $    105.0       $    241.3       $    517.2
                                            ==============================================================================

Ratio of expenses to average
    net assets                                    1.95%            1.95%            1.95%            1.93%            1.90%

Ratio of net investment loss to
    average net assets                           (1.58%)          (1.65%)          (1.63%)          (1.54%)          (1.44%)

Portfolio turnover rate                             22%              28%              46%              44%              35%

(A) AMOUNT IS LESS THAN $0.01.

FINANCIAL HIGHLIGHTS - Firsthand Technology Innovators Fund
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                               YEAR             YEAR            YEAR              YEAR             YEAR
                                               ENDED            ENDED           ENDED             ENDED            ENDED
                                             12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year        $    11.56       $     7.42       $    16.40       $    23.13       $    49.36
                                            ------------------------------------------------------------------------------

Income from investment operations:
    Net investment loss                          (0.22)           (0.17)           (0.20)           (0.24)           (0.85)
    Net realized and unrealized
      gains (losses) on investments              (1.26)            4.31            (8.80)           (6.51)          (16.84)
                                            ------------------------------------------------------------------------------
Total from investment operations                 (1.48)            4.14            (9.00)           (6.75)          (17.69)
                                            ------------------------------------------------------------------------------

Less distributions:
    Dividends from net investment
      income                                         -                -                -                -                -
    Distributions from net
      realized gains                                 -                -                -                -            (8.55)
    Distributions in excess of net
      realized gains                                 -                -                -                -                -
                                            ------------------------------------------------------------------------------
Total distributions                                  -                -                -                -            (8.55)
                                            ------------------------------------------------------------------------------

Paid-in-capital from redemption
    fees                                             -             0.00(A)          0.02             0.02             0.01
                                            ------------------------------------------------------------------------------

Net asset value at end of year              $    10.08       $    11.56       $     7.42       $    16.40       $    23.13
                                            ==============================================================================

Total return                                    (12.80%)          55.80%          (54.76%)         (29.10%)         (37.94%)
                                            ==============================================================================

Net assets at end of year (millions)        $     58.2       $     88.1       $     62.6       $    204.9       $    300.4
                                            ==============================================================================

Ratio of expenses to average
    net assets                                    1.95%            1.95%            1.95%            1.94%            1.90%

Ratio of net investment loss to
    average net assets                           (1.83%)          (1.67%)          (1.66%)          (1.43%)          (1.51%)

Portfolio turnover rate                             41%              64%              53%              63%              89%

(A) AMOUNT IS LESS THAN $0.01.

FINANCIAL HIGHLIGHTS - Firsthand e-Commerce Fund
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                               YEAR             YEAR            YEAR              YEAR             YEAR
                                               ENDED            ENDED           ENDED             ENDED            ENDED
                                             12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year        $     3.06       $     2.08       $     3.33       $     6.63       $    14.86
                                            ------------------------------------------------------------------------------

Income from investment operations:
    Net investment loss                          (0.06)           (0.05)           (0.04)           (0.04)           (0.21)
    Net realized and unrealized
      gains (losses) on investments               0.23             1.03            (1.21)           (3.26)           (7.99)
                                            ------------------------------------------------------------------------------
Total from investment operations                  0.17             0.98            (1.25)           (3.30)           (8.20)
                                            ------------------------------------------------------------------------------

Less distributions:
    Dividends from net investment
      income                                         -                -                -                -            (0.00)(A)
    Distributions from net realized
      gains                                          -                -                -                -            (0.05)
    Distributions in excess of net
      realized gains                                 -                -                -                -                -
                                            ------------------------------------------------------------------------------
Total distributions                                  -                -                -                -            (0.05)
                                            ------------------------------------------------------------------------------

Paid-in-capital from redemption
    fees                                             -             0.00(A)          0.00(A)          0.00(A)          0.02
                                            ------------------------------------------------------------------------------

Net asset value at end of year              $     3.23       $     3.06       $     2.08       $     3.33       $     6.63
                                            ==============================================================================

Total return                                      5.56%           47.12%          (37.54%)         (49.77%)         (55.08%)
                                            ==============================================================================

Net assets at end of year (millions)        $     55.6       $     66.4       $     51.8       $     99.5       $    216.5
                                            ==============================================================================

Ratio of expenses to average
    net assets                                    1.95%            1.95%            1.95%            1.95%            1.92%

Ratio of net investment loss to
    average net assets                           (1.90%)          (1.72%)          (1.69%)          (1.13%)          (1.44%)

Portfolio turnover rate                             22%              46%              61%              67%              73%

(A) AMOUNT IS LESS THAN $0.01.

FINANCIAL HIGHLIGHTS - Firsthand Global Technology Fund
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
Period

                                               YEAR             YEAR            YEAR              YEAR             YEAR
                                               ENDED            ENDED           ENDED             ENDED            ENDED
                                             12/31/04         12/31/03         12/31/02         12/31/01         12/31/00 (A)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period      $     4.61       $     2.42       $     5.14       $     8.75       $    10.00
                                            ------------------------------------------------------------------------------

Income from investment operations:

    Net investment income (loss)                 (0.10)           (0.05)           (0.07)           (0.07)            0.04
    Net realized and unrealized
      gains (losses) on investments              (0.23)            2.24            (2.65)           (3.57)           (1.28)
                                            ------------------------------------------------------------------------------
Total from investment operations                 (0.33)            2.19            (2.72)           (3.64)           (1.24)
                                            ------------------------------------------------------------------------------

Less distributions:
    Dividends from net
      investment income                              -                -                -                -            (0.03)
    Distributions from net
      realized gains                                 -                -                -                -                -
    Distributions in excess of net
      realized gains                                 -                -                -                -                -
                                            ------------------------------------------------------------------------------
Total distributions                                  -                -                -                -            (0.03)
                                            ------------------------------------------------------------------------------

Paid-in-capital from redemption
    fees                                             -             0.00(B)          0.00(B)          0.03             0.02
                                            ------------------------------------------------------------------------------

Net asset value at end of period            $     4.28       $     4.61       $     2.42       $     5.14       $     8.75
                                            ==============================================================================

Total return                                     (7.16%)          90.50%          (52.92%)         (41.26%)         (12.18%)(C)
                                            ==============================================================================

Net assets at end of period (millions)      $     32.5       $     57.3       $     20.2       $     53.0       $    125.3
                                            ==============================================================================

Ratio of expenses to average
    net assets                                    1.95%            1.95%            1.95%            1.95%            1.95%(D)

Ratio of net investment income
    (loss) to average net assets                 (1.69%)          (1.77%)          (1.73%)          (0.95%)           1.66%(D)

Portfolio turnover rate                             15%              50%              26%              67%               0%(C)

(A) REPRESENTS THE PERIOD FROM THE COMMENCEMENT OF OPERATIONS (SEPTEMBER 29,
    2000) THROUGH DECEMBER 31, 2000.
(B) AMOUNT IS LESS THAN $0.01.
(C) NOT ANNUALIZED.
(D) ANNUALIZED.

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

[FIRSTHAND(R) LOGO]


FIRSTHAND FUNDS
P.O. Box 8356
Boston, MA 02266-8356
1.888.884.2675
www.firsthandfunds.com

INVESTMENT ADVISER
Firsthand Capital Management, Inc.
San Jose, CA 95113
www.firsthandcapital.com

DISTRIBUTOR
ALPS Distributors, Inc.
1625 Broadway
Suite 2200
Denver, CO 80202

TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8356
Boston, MA 02266-8356
1.888.884.2675

Additional information about each Fund is included in the Statement of Additional Information ("SAI"). The SAI is incorporated herein by reference (that is, it legally forms a part of the prospectus). Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The Annual Report includes a discussion of each Fund's holdings and recent market conditions and investment strategies that significantly affected performance during the last fiscal year of the Funds.

To obtain a free copy of any of these documents, or to request other information or ask questions about a Fund (including shareholder inquiries), call Firsthand Funds at 1.888.884.2675 or visit our website at www.firsthandfunds.com.

Information about each Fund (including the Funds' SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, you may call the SEC at
202.942.8090. The Funds' Annual and Semi-Annual Reports and additional information about the Funds are available on the EDGAR Database on the SEC's website at www.sec.gov. You may get copies of Fund information, after paying a copying fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.

Firsthand is a registered trademark of Firsthand Capital Management, Inc.

                                                               File No. 811-8268

                                 FIRSTHAND FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 29, 2005

                       FIRSTHAND TECHNOLOGY VALUE FUND(R)
                        FIRSTHAND TECHNOLOGY LEADERS FUND
                      FIRSTHAND TECHNOLOGY INNOVATORS FUND
                            FIRSTHAND E-COMMERCE FUND
                        FIRSTHAND GLOBAL TECHNOLOGY FUND


This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the Prospectus for the Funds dated April 29, 2005 (the "Prospectus"), as may be amended. A copy of the Prospectus can be obtained by writing to Firsthand Funds at P.O. Box 8356, Boston, MA 02266-8356, by calling Firsthand Funds toll-free at 1.888.884.2675, or by visiting our website at www.firsthandfunds.com. Financial statements for the Funds for the fiscal period ended December 31, 2004, as contained in the Annual Report to Shareholders, are incorporated herein by this reference. Firsthand Funds' Annual Report and Semi-Annual Report are available, free of charge, upon request, by calling the toll-free number shown above.

                                TABLE OF CONTENTS

THE TRUST                                                                  2
DEFINITIONS, POLICIES, AND RISK CONSIDERATIONS                             2
QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS                    8
INVESTMENT RESTRICTIONS                                                   10
TRUSTEES AND OFFICERS                                                     11
PROXY VOTING POLICIES                                                     15
DISCLOSURE OF PORTFOLIO HOLDINGS                                          16
CODE OF ETHICS                                                            17
INVESTMENT ADVISORY AND OTHER SERVICES                                    17
THE DISTRIBUTOR                                                           20
SECURITIES TRANSACTIONS                                                   20
PORTFOLIO TURNOVER                                                        21
PURCHASE, REDEMPTION, AND PRICING OF SHARES                               21
TAXES                                                                     22
HISTORICAL PERFORMANCE INFORMATION                                        27
PRINCIPAL SECURITY HOLDERS                                                33
CUSTODIAN                                                                 35
LEGAL COUNSEL AND AUDITORS                                                35
STATE STREET BANK AND TRUST COMPANY                                       36
FINANCIAL STATEMENTS                                                      36

                                    THE TRUST

Firsthand Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was formed on November 8, 1993. As of the date of this SAI, the Trust offers shares of five series, Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand e-Commerce Fund, and Firsthand Global Technology Fund (each a "Fund" and collectively the "Funds"). Prior to May 1, 1998, the name of the Trust was Interactive Investments Trust. Each Fund is non-diversified and has its own investment objective and policies.

The shares of each Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by individual Funds, except in matters where a separate vote is required by the 1940 Act, or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund. Each share of a Fund is entitled to its pro rata portion of such distributions out of the income belonging to the Fund as are declared by the Trustees. Fund shares do not have cumulative voting rights or any preemptive or conversion rights. In case of any liquidation of a Fund, the shareholders of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees who allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

                 DEFINITIONS, POLICIES, AND RISK CONSIDERATIONS

A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below.

MAJORITY. As used in the Prospectus and this SAI, the term "majority" of the outstanding shares of the Trust (or of any Fund or class) means the lesser of
(1) two-thirds or more of the outstanding shares of the Trust (or the applicable Fund or class) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund or class) are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund or class).

DEBT SECURITIES. Each Fund may invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities, or state or municipal government agencies that, in the opinion of the Firsthand Capital Management, Inc., the Funds' investment adviser (the "Investment Adviser"), offer long-term capital appreciation possibilities because of the timing of such investments. Each Fund intends that no more than 35% of its total assets will be composed of such debt securities. Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that is sold at a time when prevailing interest rates are lower than they were at the time of investment will typically result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will typically be realized. Accordingly, if a Fund invests in the debt obligations described above, such investments will generally be made when the Investment Adviser expects that prevailing interest rates will be falling, and will generally be sold when the Investment Adviser expects interest rates to rise, unless the Investment Adviser nonetheless expects the potential for capital gains (because, e.g., the debt obligations are convertible into equity securities).

Each Fund's investments in debt securities may consist of investment grade securities rated BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), as well as unrated securities. Below investment-grade securities have speculative characteristics, and changes in economic conditions or other circumstances are likely to lead to a weakened capacity to pay principal and interest compared to higher-grade securities.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations to finance their current operations. Each Fund will only invest in commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's or in unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's policy with respect to illiquid investments unless, in the judgment of the Investment Adviser, based on procedures adopted by the Board of Trustees, such note is liquid.

BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances, and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, and these instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. A Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion, and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after a Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the custodian in the Federal Reserve Book Entry System.

MONEY MARKET FUNDS. Each Fund may, under certain circumstances, invest a portion of its assets in money market investment companies. Investment in a money market investment company involves payment by the Fund of its pro rata share of fees paid by such investment company, which are in addition to a Fund's own advisory and administrative fees.

WARRANTS. Each Fund may invest a portion of its assets in warrants, but only to the extent that such investments do not exceed 5% of a Fund's net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in the loss of a Fund's entire investment in the warrant).

FOREIGN SECURITIES. Subject to each Fund's investment policies and quality standards, each Fund may invest in the securities of foreign issuers. Because the Funds may invest in foreign securities, an investment in a Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements that are comparable to those that are applicable to U.S. companies. There may be less governmental supervision of foreign securities markets and the brokers and issuers of foreign securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than those in the United States. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks that differ from those affecting U.S. investments, including political or economic developments; expropriation or nationalization of assets; restrictions on foreign investments and repatriation of capital; imposition of high (and potentially confiscatory) levels of foreign taxation, including foreign taxes withheld at the source; currency blockage (which would prevent cash from being brought back to the United States); and the difficulty of enforcing legal rights outside the United States.

WRITING COVERED CALL OPTIONS. Each Fund, with the exception of Firsthand Technology Value Fund, may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security that a Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time before a certain date (the expiration date). A call option is "covered" if a Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the appropriate clearing agency and the exchanges on which the option is traded.

The writing of covered call options is a conservative investment technique that the Investment Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, although the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, the call writer has retained the risk of loss should the price of the underlying security decline. Currently, writing covered call options is not a principal investment strategy of any Fund.

WRITING COVERED PUT OPTIONS. Each Fund, with the exception of Firsthand Technology Value Fund, may write covered put options on equity securities and futures contracts to assure a definite price for a security if the Fund is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When a Fund writes a covered put option, it maintains, in a segregated account with its custodian, cash or liquid securities in an amount not less than the exercise price while the put option is outstanding.

The risks involved in writing put options include the chance that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. Currently, writing covered put options is not a principal investment strategy of any Fund.

OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Funds may engage involve the specific risks described above as well as the following risks: the writer of an option may have that option exercised at any time during the option period, disruptions in the markets for underlying instruments could result in losses for options investors, there may be imperfect or no correlation between the option and the securities being hedged, the insolvency of a broker could present risks for the broker's customers, and market-imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by a Fund. The success of a Fund in using the option strategies described above depends, among other things, on the Investment Adviser's ability to predict the direction and volatility of price movements in the options, futures contracts, and securities markets and the Investment Adviser's ability to select the proper time, type, and duration of the options.

By writing options, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security or stock index above the exercise price except insofar as the premium represents such a profit. Each Fund also may seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security or stock index. If this occurs, the option could be exercised and the underlying security would then be sold to the Fund at a price higher than its then-current market value. A Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, a Fund would realize a gain if, during the option period, the price of the security or stock index increased by an amount greater than the premium paid. A Fund would realize a loss if the price of the security or stock index decreased, remained the same, or did not increase during the period by more than the amount of the premium. If an option purchased by a Fund expires unexercised, the Fund will lose the premium it paid, which would represent a realized loss to the Fund. When writing call options, a Fund is required to own the underlying financial instrument or segregate with its custodian cash and/or liquid securities to meet its obligations under written calls. By so doing, a Fund's ability to meet current obligations, to honor redemptions, or to achieve its investment objective may be impaired.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. A Fund's ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although a Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In addition, a Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When a Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited. If a Fund engages in options transactions, it will commit no more than 30% of its net assets to option strategies.

BORROWING. Each Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 25% of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, each Fund will limit its borrowings as described above. Each Fund may pledge its assets in connection with borrowings. While a Fund's borrowings exceed 5% of its total assets, it will not purchase additional portfolio securities.

The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities to banks, brokers, and dealers. Lending portfolio securities exposes a Fund to risks, including the risk that a borrower may fail to return the loaned securities or may not be able to provide additional collateral or that a Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral, marked to market daily, in the form of cash and/or U.S. Government obligations, with the Funds' custodian in an amount equal to or greater than the market value of the loaned securities. Each Fund will limit loans of its portfolio securities to no more than 30% of the Fund's total assets.

For lending its securities, a Fund receives from the borrower one or more of (a) negotiated loan fees, and/or (b) interest on cash or securities used as collateral, or interest on short-term debt securities purchased with such collateral (either type of interest may be shared with the borrower). A Fund may also pay fees to placing brokers as well as to the custodian and administrator in connection with loans. The terms of a Fund's loans must meet applicable tests under the Internal Revenue Code of 1986, as amended (the "Code"), and must permit a Fund to reacquire loaned securities in time to vote on any important matter.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets (determined at the time of the acquisition) in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities that are otherwise not readily marketable, and securities such as repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of such securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices due to reduced market demand for restricted securities. A mutual fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities and may experience difficulty satisfying redemption requirements due to delays or impediments discussed above.

In addition, each Fund may, and Firsthand Technology Value Fund and Firsthand Technology Innovators Fund currently do, invest in illiquid securities that are venture capital investments. Such securities are extremely difficult to price for a variety of reasons. Since those securities are rarely traded even among institutional investors, a reliable arms-length price often is not available as a pricing benchmark. Pricing of such a security is based on the Investment Adviser's analysis of its fair value. This is a highly subjective measure and will likely vary from the valuation accorded to the same security by other investors. Furthermore, the value of illiquid securities of private companies depends heavily on the complex legal rights attached to the securities themselves that are very difficult to evaluate and which, oftentimes, are different even among investors of the same company.

Furthermore, while the Investment Adviser frequently monitors each private equity investment to assess when to fair value such securities, it is possible that a delay may occur between the time when an event that may necessitate a repricing occurs and the time the Investment Adviser is informed of that event. Delays in repricing can also arise due to the time it takes the Investment Adviser to conduct its pricing analysis and for the Pricing Committee to convene, deliberate and decide on a final pricing decision.

Due to the inherent imprecision of pricing of illiquid securities and the variation of factors that might cause a repricing event, the Investment Adviser does not attempt to reprice based on a fixed time schedule, but, rather, reprice usually when material events, sufficient to warrant a repricing, have occurred. Even the determination of the occurrence of an event that necessitates a repricing is a subjective matter.

Recently, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Investment Adviser and/or the Board of Trustees, using procedures adopted by the Board, may determine that such securities are not illiquid securities, notwithstanding their legal or contractual restrictions on resale. In all other cases, securities subject to restrictions on resale will be deemed illiquid. In addition, securities deemed to be liquid could become illiquid if, for a time, qualified institutional buyers become unavailable. If such securities become illiquid, they would be counted as illiquid when determining the limit on illiquid securities held in a Fund's portfolio.

             QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR CORPORATE BONDS IN WHICH THE FUNDS MAY INVEST ARE AS FOLLOWS. THE FUNDS MAY ALSO INVEST IN BONDS RATED BELOW THESE LEVELS AND UNRATED BONDS.

MOODY'S

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large (or by an exceptionally stable) margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

STANDARD & POOR'S

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only to a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR PREFERRED STOCKS IN WHICH THE FUNDS MAY INVEST ARE AS FOLLOWS. THE FUNDS MAY ALSO INVEST IN PREFERRED STOCKS RATED BELOW THESE LEVELS AND UNRATED PREFERRED STOCKS

MOODY'S

Aaa - An issue that is rated Aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa - An issue that is rated Aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

A - An issue that is rated A is considered to be an upper-medium-grade preferred stock. Although risks are judged to be somewhat greater than in the Aaa and Aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa - An issue that is rated Baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

STANDARD & POOR'S

AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions than preferred stocks in higher-rated categories.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

                             INVESTMENT RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions. These restrictions may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting securities of that Fund. No Fund shall:

     1. Underwrite the securities of other issuers, except that a Fund may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

     2. Purchase or sell real estate or interests in real estate, but a Fund may purchase marketable securities of companies holding real estate or interests in real estate.

     3. Purchase or sell commodities or commodity contracts, including futures contracts, except that Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand e-Commerce Fund, and Firsthand Global Technology Fund may purchase and sell futures contracts to the extent authorized by the Board of Trustees.

     4. Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of a Fund's total assets, and (ii) the entry into portfolio lending agreements (I.E., loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of a Fund's total assets.

     5. Purchase securities on margin, but a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     6. Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of a Fund's total assets at the time any borrowing is made. While a Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase portfolio securities.

     7. Purchase or sell puts and calls on securities, except that Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand e-Commerce Fund, and Firsthand Global Technology Fund may purchase and sell puts and calls on stocks and stock indices.

     8.  Make short sales of securities.

     9. Participate on a joint or joint-and-several basis in any securities trading account.

     10. Purchase the securities of any other investment company except in compliance with the 1940 Act.

No Fund shall issue senior securities, except as permitted by its investment objective, policies, and restrictions, and except as permitted by the 1940 Act.

In addition, each Fund has adopted a fundamental policy of concentrating its investments in certain high-technology industries (target group: semiconductor, computer, computer peripheral, software, telecommunication, mass storage device, and, in the case of Firsthand Technology Value Fund, medical).

Certain Funds have also adopted the non-fundamental investment restrictions set forth below. These restrictions may be changed by the affirmative vote of a majority of the Trustees.

     1. Under normal circumstances each Fund will invest at least 80% of its assets in high-technology companies. (Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, and Firsthand Global Technology Fund only.)

     2. Under normal circumstances, Firsthand e-Commerce Fund will invest at least 80% of its assets in companies that provide products, services, and technology to facilitate the growth of electronic commerce.

     3. Each Fund will provide 60 days' notice to its shareholders prior to changing its 80% policy set forth above.

With respect to the percentages adopted by each Fund as maximum limitations on a Fund's investment policies and restrictions, an excess above a fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction if the excess is a result of a change in market value. An excess that results immediately and directly from the acquisition of any security or the action taken will be a violation of any stated percentage limitation.

                              TRUSTEES AND OFFICERS

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust. The Declaration of Trust has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request from the Trust. Pursuant to the Declaration of Trust, the Trustees have elected officers including a president, secretary, and treasurer. Under the Declaration of Trust, the Board of Trustees retains the power to conduct, operate, and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees, and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. Information about the Trustees and officers* of the Funds is set forth in the following table. The address for each person listed below is 125 South Market, Suite 1200, San Jose, CA 95113.

                                                                            NUMBER OF
                             TERM OF                                         FUNDS IN
                           OFFICE AND                                          FUND        OTHER
 NAME, YEAR OF BIRTH,       LENGTH OF                                        COMPLEX    TRUSTEESHIPS
  POSITIONS(S) HELD           TIME            PRINCIPAL OCCUPATION(S)      OVERSEEN BY     HELD BY
     WITH FUNDS             SERVED(1)         DURING PAST FIVE YEARS         TRUSTEE      TRUSTEES
------------------------  -------------  --------------------------------  -----------  ------------
DISINTERESTED TRUSTEES:
Michael Lynch             Since 1994     Mr. Lynch is a principal of          Five          None
(1961)                                   Rainier Wine (wine
Trustee                                  distribution) from March 2004
                                         to the present.  Mr. Lynch
                                         served as Vice President of
                                         Sales and Business Development
                                         of AlphaOmega Soft, Inc. (a
                                         manufacturer of software) from
                                         2002 through 2003. Mr. Lynch
                                         served as Vice President of
                                         Sales and Business Development
                                         at Picture IQ Corporation (a
                                         manufacturer of digital
                                         imaging software) from 1999
                                         through 2002.

Jerry Wong                Since 1999     Mr. Wong serves as CFO for           Five          None
(1951)                                   Companion Worlds, Inc. (a
Trustee                                  manufacturer of
                                         hardware/software to
                                         facilitate fitness and health
                                         maintenance) from June 2003 to
                                         present.  Mr. Wong also serves
                                         as a consultant from October
                                         2002 to present. Mr. Wong
                                         served as Vice President of
                                         Finance and Executive Vice
                                         President of U.S. Operations
                                         of Poet Holdings, Inc. (a
                                         manufacturer of software) from
                                         1995 through 2002.
INTERESTED TRUSTEE:
Kevin Landis(2)           Since 1994     Mr. Landis is President and          Five          None
(1961)                                   Chief Investment Officer and a
Trustee/President                        Director of Firsthand Capital
                                         Management, Inc. and has been
                                         a portfolio manager with
                                         Firsthand Capital Management,
                                         Inc. since May 1994. From 1998
                                         through 2001, he was also the
                                         President and Chief Executive
                                         Officer of Silicon Capital
                                         Management LLC.

OFFICERS:
Yakoub Bellawala(3)       Since 2003     Mr. Bellawala is Vice President       N/A          N/A
(1965)                                   of Business Process Development
Secretary                                of Firsthand Capital Management,
                                         Inc. (FCM) from August 2002 to
                                         present. He was Vice President
                                         of Business Development for FCM
                                         from 1999 to 2002. He was
                                         Treasurer of Firsthand Funds
                                         from 1996 to 2003.

Omar Billawala(3)         Since 2003     Mr. Billawala is Chief Operating      N/A          N/A
(1961)                                   Officer and Chief Financial
Treasurer                                Officer of Firsthand Capital
                                         Management, Inc. from 1999 to
                                         present. He was the Chief
                                         Operating Officer and Chief
                                         Financial Officer of Silicon
                                         Capital Management LLC from 1999
                                         through 2001. He was also
                                         Secretary of Firsthand Funds
                                         from 2000 to 2003.

Nicholas P. Petredis      Since 2004     Mr. Petredis is a principal of        N/A          N/A
(1961)                                   Petredis Law Offices from _1993
Chief Compliance                         to present. He was Managing
Officer                                  Director and Senior Counsel of
                                         Firsthand Capital Management,
                                         Inc. from 2000 to 2001.

----------
* The term "officer" means the president, vice president, secretary, treasurer, chief compliance officer, controller, or any other officer who performs policy-making functions.
(1) Each Trustee shall serve for the lifetime of the Trust or until he dies, resigns, or is removed. Each officer shall serve a one-year term subject to annual reappointment by the Trustees.
(2) Mr. Landis is an interested person of the Funds by reason of his position with the Investment Adviser.
(3)  Mr. Bellawala and Mr. Billawala are brothers.

As of February 1, 2005, none of the disinterested Trustees had any ownership of securities of the Investment Adviser, ALPS Distributors, Inc. (the "Distributor"), or any affiliated person of the Investment Adviser or Distributor.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee of the Trust as of December 31, 2004.

                                                                          AGGREGATE DOLLAR RANGE OF
                                                                           EQUITY SECURITIES IN ALL
                                                                            REGISTERED INVESTMENT
                                                DOLLAR RANGE OF EQUITY      COMPANIES OVERSEEN BY
                                                SECURITIES HELD IN THE      DIRECTOR IN FAMILY OF
            NAME OF TRUSTEE                              FUNDS              INVESTMENT COMPANIES
            ---------------                              -----              --------------------
Kevin Landis                                                                    Over $100,000
   Firsthand Technology Value Fund                 Over $100,000
   Firsthand Technology Leaders Fund               Over $100,000
   Firsthand Technology Innovators Fund            Over $100,000
   Firsthand e-Commerce Fund                       Over $100,000
   Firsthand Global Technology Fund                Over $100,000
Michael Lynch                                                                $50,000 - $100,000
   Firsthand Technology Value Fund              $50,000 - $100,000
Jerry Wong                                                                      Over $100,000
   Firsthand Technology Value Fund              $50,001 - $100,000
   Firsthand Technology Leaders Fund             $10,001 - $50,000
   Firsthand Technology Innovators Fund          $10,001 - $50,000
   Firsthand e-Commerce Fund                     $10,001 - $50,000
   Firsthand Global Technology Fund              $10,001 - $50,000

TRUSTEE COMPENSATION

For the Year Ended December 31, 2004

                                                        PENSION OR RETIREMENT   TOTAL COMPENSATION
                                            AGGREGATE    BENEFITS ACCRUED AS    FROM FUND AND FUND
                                          COMPENSATION       PART OF FUND        COMPLEX PAID TO
         NAME AND POSITION                  FROM FUND          EXPENSES             TRUSTEES
         -----------------                  ---------          --------             --------
Kevin M. Landis, Trustee/President                None           None                     None
Michael Lynch, Trustee                    $     50,000           None             $     50,000
Jerry Wong, Trustee                       $     50,000           None             $     50,000(1)

     (1) All or a portion of such compensation was deferred pursuant to the deferred trustees compensation agreements between the Trust and the disinterested Trustees.

STANDING COMMITTEES

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of matters of importance to disinterested Trustees, the Trust, and the Trust's shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has an Audit Committee, a Nominating Committee, and a Pricing Committee.

The Audit Committee is composed of all the disinterested Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function, and its financial reporting process. The Audit Committee recommends to the full Board of

Trustees the appointment of auditors for the Trust. The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed. It reviews the qualifications of the auditor's key personnel involved in the foregoing activities and monitors the auditor's independence. During the fiscal year ended December 31, 2004, the Audit Committee held two meetings.

The Nominating Committee is composed of all of the disinterested Trustees. The Nominating Committee is responsible for nominating for election as Trustees candidates who may be either interested persons or disinterested persons of the Trust. The Trust does not have a formal policy for considering nominees to the Board of Trustees recommended by shareholders. The Nominating Committee meets as is required. During the fiscal year ended December 31, 2004, the Nominating Committee did not meet.

The Pricing Committee is composed of (i) at least one disinterested Trustee,
(ii) any two officers of the Trust, and (iii) the principal portfolio manager for each Fund that holds the security or securities being valued. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Pricing Committee meets as is required. During the fiscal year ended December 31 2004, the Pricing Committee held 13 meetings.

                              PROXY VOTING POLICIES

The Trust has adopted proxy voting policies and procedures that delegate to the Investment Adviser the authority to vote proxies for the Funds, subject to the oversight of the Board of Trustees. The Investment Adviser votes proxies in accordance with its Proxy Voting Policies and Procedures (the "Proxy Procedures"). The Proxy Procedures set forth the Investment Adviser's policy on proxy voting as well as a detailed set of procedures regarding its implementation. The Investment Adviser believes that the right to vote proxies is a Fund asset. Therefore, in exercising such rights, the Investment Adviser will attempt to maximize and protect the value of the security and to give the greatest economic benefit to the Fund. The exclusive purpose shall be to provide benefits to a Fund by considering those factors that affect the value of the security with respect to which a proxy is issued. Pursuant to the Proxy Procedures, the Investment Adviser will exercise voting rights on all decisions that the Investment Adviser has determined have a material effect on the value of the security.

As a general rule, the Investment Adviser shall cause the proxies to be voted in the same manner as the issuer's management, unless there are compelling reasons not to do so, because confidence in management is one of the factors considered in making an investment. The Investment Adviser shall take into consideration, however, that certain proposals in the area of corporate governance, anti-takeover measures, capitalization changes, and compensation programs may not be in the best interests of a Fund and, therefore, provide reasons for voting against management.

In accordance with the Proxy Procedures, the Investment Adviser has designated a third-party agent (Institutional Shareholder Services ("ISS")) to review each proxy proposal, to provide recommendations for voting, and to cast votes on behalf of the Funds, subject to review and approval by the Investment Adviser of such recommendation prior to voting. A designated employee of the Investment Adviser reviews each ISS proposal and recommendation and, with due consultation with the Investment Adviser's Proxy Committee, as described below, ensures the votes are cast in a timely fashion.

The Proxy Procedures establish a Proxy Committee, composed of members of the Investment Adviser's portfolio management and research teams. The Proxy Committee meets quarterly to review the proxies voted during the preceding quarter and to reaffirm or adjust the voting guidelines for the upcoming quarter. The Proxy Committee also meets on an ad hoc basis whenever the Investment Adviser believes that a vote should be cast in a way different from that recommended by ISS or unique issues are involved.

The Proxy Procedures also address the issue of resolving conflicts of interest. To the extent a conflict of interest exists and the Investment Adviser decides to vote against the recommendation of an independent third-party proxy administrator (i.e., ISS), the conflict must be identified and disclosed to the Proxy Committee. The Proxy Committee would need to review the conflict and all of the surrounding facts and circumstances and to resolve the conflict in the best interests of the relevant Fund. An override of the independent third-party recommendation may be approved if the Proxy Committee believes that any potential conflict of interest does not outweigh the business rationale for the override or inappropriately affects the recommendation of the Proxy Administrator.

Information regarding how the Investment Adviser votes these proxies is available by calling the Funds toll-free at 1.888.884.2675 and on the SEC's website on Form N-PX, which was filed on August 19, 2004, covering the Funds' proxy voting record for the 12-month period ending June 30, 2004.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a Portfolio Holdings Disclosure Policy (the "Policy") to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds. No information concerning the portfolio holdings of the Funds may be disclosed to any third party (including individual investors, institutional investors, intermediaries, third party service providers to the Investment Adviser or the Funds, rating and ranking organizations, and affiliated persons of the Funds or the Investment Adviser) unless such disclosure is compliant with the Policy. The Policy is overseen by the Funds' Chief Compliance Officer ("CCO") and provides that the Funds will disclose their holdings on the Funds' website www.firsthandfunds.com per the following schedule:

                                                DISCLOSURE         DISCLOSURE
                                                FREQUENCY          DELAY
                                                -----------------  ----------
Full Portfolio for each Fund:                   Monthly            2 months

Top 10 Holdings for each Fund                   Monthly            1 month

Portfolio Statistics (e.g., total net assets,   Monthly            15 days
number of holdings, market capitalization,
R(2) and beta)

Other than portfolio holdings disclosed as described above, and except for communications with service providers or agents of the Funds in connection with their performance of services for the Funds (including Firsthand Capital Management, Inc., State Street Bank & Trust Company, Boston Financial Data Services, Inc., ALPS Distributors, Inc.), the Funds do not disclose portfolio holdings on a confidential basis. When providing portfolio holdings to mutual fund evaluation services, rating agencies, due diligence departments of broker-dealers and wirehouses, media, or other interested persons, we abide by the public disclosure policy as stated in the table above.

The Policy is designed to ensure that disclosure of information regarding a Fund's portfolio holdings is in the best interests of shareholders, including any potential conflicts of interest between a Fund's shareholder and those of the Fund's Investment Adviser, principal underwriter, or affiliated person thereof. The Board of Trustees has authorized the senior officers of the Funds or the Investment Adviser to disclose portfolio holdings in conformity with such procedures. In the event a material issue, conflict of interest, or other exception to the Policy is identified, the CCO will address the matter and report to the Board of Trustees at their next regular quarterly meeting.

                                 CODE OF ETHICS

The Trust and the Investment Adviser have adopted a joint code of ethics, which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. The code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, the code of ethics either prohibits access persons from purchasing or selling securities that may be purchased or held by a Fund or permits access persons to purchase or sell such securities, subject to certain restrictions. For purposes of the code of ethics, an access person means (i) a director, a trustee, or an officer of a fund or an investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or an investment adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or an investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments, and certain U.S. Government securities. To facilitate enforcement, the code of ethics generally requires that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities that are eligible for purchase by a Fund. The code of ethics for the Trust and the Investment Adviser is on public file with, and is available from, the SEC.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Firsthand Capital Management, Inc., 125 South Market, Suite 1200, San Jose, California 95113, is registered as an investment adviser with the SEC. The Investment Adviser is controlled by Kevin M. Landis. Prior to September 1999, the Investment Adviser was named Interactive Research Advisers, Inc.

Under the terms of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and the Investment Adviser, the Investment Adviser shall provide each Fund with investment research, advice, management, and supervision and shall manage the investment and reinvestment of the assets of each Fund consistent with each Fund's investment objective, policies, and limitations.

Pursuant to the Advisory Agreement for Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand e-Commerce Fund, and Firsthand Global Technology Fund, each such Fund pays to the Investment Adviser, on a monthly basis, an advisory fee at an annual rate of 1.50% of its average daily net assets. The Advisory Agreement requires the Investment Adviser to waive fees and/or, if necessary, reimburse expenses of the Funds to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

For the fiscal years ended December 31, 2004, 2003, and 2002, Firsthand Technology Value Fund paid advisory fees of $10,399,726, $10,149,078, and $11,941,935, respectively. For the fiscal years ended December 31, 2004, 2003, and 2002, Firsthand Technology Leaders Fund paid advisory fees of $1,937,156, $1,953,954, and $2,392,864, respectively. For the fiscal years ended December 31, 2004, 2003, and 2002, Firsthand Technology Innovators Fund paid advisory fees of $1,024,569, $1,136,971, and $1,551,531, respectively. For the fiscal years ended December 31, 2004, 2003, and 2002, Firsthand e-Commerce Fund paid advisory fees of $871,570, $898,434, and $991,843, respectively. For the fiscal years ended December 31, 2004, 2003, and 2002, Firsthand Global Technology Fund paid advisory fees of $667,100, $563,709, and $490,764, respectively.

By its terms, the Advisory Agreement remains in force for two years initially and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities, provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Investment Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. At each quarterly meeting of the Board of Trustees the Board reviews the performance information and nature of services provided by the Investment Adviser.

At an in-person meeting held on August 14, 2004, the Board of Trustees, including a majority of Trustees that are not "interested" persons of the Funds (as that term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Adviser. The Trustees, pursuant to the advice of counsel regarding their fiduciary duties when re-approving the Advisory Agreement, considered, among other things, the following information regarding the Investment Adviser:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISER. The Board reviewed the nature, quality and scope of current and anticipated services provided by the Investment Adviser under the Advisory Agreement. The Board also analyzed the Investment Adviser's experience and the capabilities of the Investment Adviser's portfolio management team. For example, the Board reviewed and discussed the Investment Adviser's Form ADV and internal compliance policies, as well as the experience of the Investment Adviser as investment adviser or sub-adviser to individuals, investment companies and institutions. In addition to the above considerations, the Board reviewed and considered a description of the Investment Adviser's portfolio and brokerage transactions and "fall-out" benefits to the Investment Adviser. Based on this review, the Board concluded that the range and quality of services to be provided by the Investment Adviser to the Funds were appropriate and continued to support its original selection of the Investment Adviser.

INVESTMENT PERFORMANCE. The Board reviewed the performance of the Funds and comparable funds. In addition, the Board reviewed the personnel of the Investment Adviser who would be responsible for compliance, investment advisory oversight and the performance monitoring of the portfolio management team. In particular, the Board reviewed information regarding the levels of experience and turnover rates of the Adviser's employees. Based on this review, the Board concluded that the expense levels and the historical performance of the Funds, as managed by the Investment Adviser, were satisfactory.

PROFITABILITY. The Board considered the level of profits that could be expected to accrue to the Investment Adviser from the fees payable under the Advisory Agreement. In addition, the Board reviewed the current financial condition of the Investment Adviser and a summary of total expense ratios and management fees. The Board also discussed the existence of other compensation arrangements with the Investment Adviser. Based on this review, the Board concluded that the Funds' advisory fees are competitive with those of comparable funds and that the Investment Adviser's profit margin was reasonable.

ECONOMIES OF SCALE. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that the total operating expenses of the Funds contain breakpoints and, accordingly, reflect the potential that economies of scale may be realized as the Funds grow.

Based on the above analysis, the Board of Trustees determined that the Advisory Agreement, including the advisory fee rates payable thereunder, continued to be fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Funds and their shareholders to approve the Advisory Agreement.

The Board of Trustees of the Trust has approved an administration agreement with the Investment Adviser for each Fund ("Administration Agreement") wherein the Investment Adviser is responsible for the provision of administrative and supervisory services to the Funds. Pursuant to the Administration Agreement, the Investment Adviser, at its expense, shall supply the Trustees and the officers of the Trust with all statistical information and reports reasonably required by it and reasonably available to the Investment Adviser. The Investment Adviser shall oversee the maintenance of all books and records with respect to the Funds' security transactions and the Funds' books of account in accordance with all applicable federal and state laws and regulations. The Investment Adviser will arrange for the preservation of the records required to be maintained by the 1940 Act.

Pursuant to the Administration Agreement for Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand e-Commerce Fund, and Firsthand Global Technology Fund, each such Fund pays to the Investment Adviser, on a monthly basis, a fee equal to 0.45% per annum of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

For the fiscal years ended December 31, 2004, 2003, and 2002, Firsthand Technology Value Fund paid administrative fees of $2,776,585, $2,712,845, and $3,092,564, respectively. For the fiscal years ended December 31, 2004, 2003, and 2002, Firsthand Technology Leaders Fund paid administrative fees of $581,147, $586,186, and $713,123, respectively. For the fiscal years ended December 31, 2004, 2003, and 2002, Firsthand Technology Innovators Fund paid administrative fees of $307,371, $341,091, and $465,169, respectively. For the fiscal years ended December 31, 2004, 2003, and 2002, Firsthand e-Commerce Fund paid administrative fees of $261,471, $269,530, and $297,553, respectively. For the fiscal years ended December 31, 2004, 2003, and 2002, Firsthand Global Technology Fund paid administrative fees of $200,130, $169,113, and $147,229, respectively.

The Administration Agreement may be terminated by the Trust at any time, on 60 days' written notice to the Investment Adviser, without penalty, either (a) by vote of the Board of Trustees or (b) by vote of a majority of the outstanding voting securities of a Fund. It may be terminated at any time by the Investment Adviser on 60 days' written notice to the Trust.

                                 THE DISTRIBUTOR

ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202, serves as principal underwriter for the Trust pursuant to a distribution agreement ("Distribution Agreement"). Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obligated to sell any particular amount of shares. The Distribution Agreement provides that it will continue in effect for two years initially and from year-to-year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities, provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may be terminated on 60 days' notice, without the payment of any penalty, by the Board of Trustees, by vote of a majority of the outstanding shares of the Funds, or by the Distributor. The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

                             SECURITIES TRANSACTIONS

The Investment Adviser furnishes advice and recommendations with respect to the Funds' portfolio decisions and, subject to the supervision of the Board of Trustees of the Trust, determines the broker to be used in each specific transaction. In executing the Funds' portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Funds, taking into account such factors as the overall net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction when a large block of securities is involved, the known practices of brokers and the availability to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. While the Investment Adviser generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

The Investment Adviser may direct the Funds' portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the amount of commissions in effecting the transactions is reasonable in relationship to the value of the investment information provided by those persons or firms. Selecting a broker-dealer in recognition of services or products other than transaction execution is known as paying for those services or products with "soft dollars." The Investment Adviser will make decisions involving the research and investment services provided by the brokerage houses in a manner that satisfies the requirements of the "safe harbor" provided by
Section 28(e) of the Securities Exchange Act of 1934. Such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the Investment Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Funds may be used in managing the Investment Adviser's other investment accounts. The Funds may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Funds may also purchase listed securities through the "third market" (I.E., other than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Investment Adviser will seek to deal with primary market makers and to execute transactions on the Funds' own behalf, except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions may be available elsewhere. The Board of Trustees reviews periodically the allocation of brokerage orders to monitor the operation of these transactions.

Firsthand Technology Value Fund paid brokerage commissions of $871,194, $1,394,582, and $2,465,015 during the fiscal years ended December 31, 2004, 2003, and 2002, respectively. Firsthand Technology Leaders Fund paid brokerage commissions of $154,003, $179,878, and $273,965 during the fiscal years ended December 31, 2004, 2003, and 2002, respectively. Firsthand Technology Innovators Fund paid brokerage commissions of $209,849, $338,065, and $359,224 during the fiscal years ended December 31, 2004, 2003, and 2002, respectively. Firsthand e-Commerce Fund paid brokerage commissions of $78,003, $158,827, and $217,854 during the fiscal years ended December 31, 2004, 2003, and 2002, respectively. Firsthand Global Technology Fund paid brokerage commissions of $97,309, $121,095, and $60,453 for the fiscal years ended December 31, 2004, 2003, and 2002, respectively.

                               PORTFOLIO TURNOVER

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and could reduce a Fund's returns. High portfolio turnover can also result in adverse tax consequences to a Fund's shareholders. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one-year period.

Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Investment Adviser believes that portfolio changes are appropriate. The turnover for each Fund is not expected to exceed 100% annually.

                   PURCHASE, REDEMPTION, AND PRICING OF SHARES

PURCHASE OF SHARES. Properly completed orders for shares that are received by Shareholder Services prior to the close of business on the New York Stock Exchange (the "NYSE") are priced at the net asset value per share computed as of the close of the regular session of trading on the NYSE on that day. Properly completed orders received after the close of the NYSE, or on a day the NYSE is not open for trading, are priced at the net asset value at the close of the NYSE on the next day on which the NYSE is open for trading.

As stated in the Prospectus for the Funds dated April 29, 2005, under the "Orders Through Your Broker" section, the Trust has authorized brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. Shareholder Services will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A customer order placed through an authorized broker or the broker's authorized designee will be priced at the Fund's net asset value next computed after the order is accepted by the broker or the broker's designee.

REDEMPTION OF SHARES. The right of redemption may not be suspended, or the payment of a redemption may not be postponed, for more than seven calendar days after the receipt of a shareholder's redemption request is made in accordance with the procedures set forth in the "Exchanging and Selling Shares" section of the Prospectus, except (a) for any period during which the NYSE is closed (other than customary weekend and holiday closing) or during which the SEC determines that trading on the NYSE is restricted, (b) for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or (c) for any other period that the SEC may by order permit for your protection.

When you request a redemption, the Trust will redeem all or any portion of your shares of a Fund in accordance with the procedures set forth in the "Exchanging and Selling Shares" section of the Prospectus.

CALCULATION OF SHARE PRICE. The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 P.M., Eastern Time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays, and the following holidays: New Year's Day; Martin Luther King, Jr. Day; President's Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas. Because a Fund may have portfolio securities that are listed on foreign exchanges that may trade on weekends or other days when a Fund does not price its shares, the net asset value of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares. For a description of the methods used to determine the share price, see "Pricing of Fund Shares" in the Prospectus.

                                      TAXES

The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities, or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the Internal Revenue Service ("IRS") may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund's principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November, or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund's earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12-month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Under the Code, the Funds may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 91 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 91 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

Current federal income tax law provides for a maximum individual federal income tax rate applicable to "qualified dividend income" of 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 121-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by a Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 121-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of a Fund's dividend income distributed to shareholders will qualify for the reduced rate of taxation.

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between the United States and certain countries may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. Only the Firsthand Global Technology Fund may qualify for and make the election for a taxable year; however, even if the Fund qualifies for the election for a year, it may not make the election for such year. The Firsthand Global Technology Fund will each notify its shareholders within 60 days after the close of the Fund's taxable year whether it has elected for the foreign taxes paid by the Fund to "pass-through" for that year.

Even if the Firsthand Global Technology Fund qualifies for the election, foreign income and similar taxes will only pass-through to the Funds' shareholders if certain holding period requirements are met. Specifically, (i) the shareholder must have held the Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholder became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. The Firsthand Global Technology Fund may choose not to make the election if the Fund has not satisfied its holding requirement.

If the Firsthand Global Technology Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund's dividends paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder's federal income tax attributable to foreign source taxable income or the amount specified in the notice mailed to that shareholder within 60 days after the close of the year. If the credit is attributable, wholly or in part, to qualified dividend income (as defined above), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS on certain "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

Any dividend or distribution received shortly after a share purchase will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution is fully taxable. Accordingly, prior to purchasing shares of the Funds, an investor should carefully consider the amount of dividends or capital gains distributions that are expected to be or have been announced.

Generally, the Code's rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, an exchange, a redemption, or a repurchase of shares of the Funds that are held by the shareholder as capital assets. However, if a shareholder sells or exchanges shares of the Funds that he or she has held for less than six months and on which he or she has received distributions of capital gains (unless otherwise disallowed), any loss on the sale or exchange of such shares must be treated as long-term capital loss to the extent of such distributions. These loss disallowance rules do not apply to losses realized under a periodic redemption plan. Any loss realized on the disposition of shares of the Funds will be disallowed by the "wash sale" rules to the extent the disposed shares are replaced (including through the receipt of additional shares through reinvested distributions) within a period of time beginning 30 days before and ending 30 days after the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, U.S. shareholders will be subject to "back-up" withholding on their income, and, potentially, capital gain dividends and redemption proceeds, attributable to their shares of the Fund.

Provided that a Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if all of its income is distributed to shareholders for each taxable year. Shareholders, however, may be liable for state and local income taxes on distributions from the Funds.

Prospective shareholders should be aware that the investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although each Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Fund, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. A Fund could be required at times to liquidate investments prematurely in order to satisfy a Fund's minimum distribution requirements.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all federal tax consequences applicable to an investment in the Funds. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Funds. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state, and local taxes to an investment in the Funds.

                       HISTORICAL PERFORMANCE INFORMATION

A Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns.

For the purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the SEC, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

                         P(1+T)(TO THE POWER OF n)= ERV

Where:

P    =  a hypothetical initial payment of $1,000
T    =  average annual total return
n    =  number of years (1, 5, or 10)
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year period, at the end of such period (or fractional portion thereof).

Each Fund's "average annual total return after taxes on distributions" figures described and shown in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                      P(1+T)(TO THE POWER OF n) =ATV SUB(D)

Where:

P          =  a hypothetical initial payment of $1,000
T          =  average annual total return (after taxes on distributions)
n          =  number of years
ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemptions.

Each Fund's "average annual total return after taxes on distributions and redemptions" figures described and shown in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                     P(1+T)(TO THE POWER OF n) =ATV SUB(DR)

Where:

P             =  a hypothetical initial payment of $1,000
T             =  average annual total return (after taxes on distributions and redemptions)
n             =  number of years
ATV SUB(DR)   =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemptions.

Under the foregoing formulas, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1-, 5-, and 10-year periods of a Fund's existence or shorter periods dating from the commencement of the Fund's operations. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

The foregoing information should be considered in light of a Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of a Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

The average annual total returns of the Funds for the periods ended December 31, 2004, are as follows:

        FIRSTHAND TECHNOLOGY VALUE FUND:
            1-Year                                                                   -6.62%
            5-Year                                                                  -18.47%
            10-Year                                                                  13.56%
            Since inception (May 20, 1994)                                           15.14%
            Since SEC effective date (December 15, 1994)                             14.19%

        FIRSTHAND TECHNOLOGY LEADERS FUND:
            1-Year                                                                   -2.79%
            5-Year                                                                  -17.81%
            Since inception (December 10, 1997)                                       7.80%

        FIRSTHAND TECHNOLOGY INNOVATORS FUND:
            1-Year                                                                  -12.80%
            5-Year                                                                  -23.01%
            Since inception (May 20, 1998)                                            4.67%

        FIRSTHAND e-COMMERCE FUND
            1-Year                                                                    5.56%
            5-Year                                                                  -26.20%
            Since inception (September 30, 1999)                                    -19.25%

        FIRSTHAND GLOBAL TECHNOLOGY FUND
            1-Year                                                                   -7.16%
            Since inception (September 29, 2000)                                    -18.00%

The average annual total returns of the Funds after taxes on distributions for the periods ended December 31, 2004, are as follows:

        FIRSTHAND TECHNOLOGY VALUE FUND:
            1-Year                                                                   -6.62%
            5-Year                                                                  -18.88%
            10-Year                                                                  12.26%
            Since inception (May 20, 1994)                                           13.61%
            Since SEC effective date (December 15, 1994)                             12.59%

        FIRSTHAND TECHNOLOGY LEADERS FUND:
            1-Year                                                                   -2.79%
            5-Year                                                                  -17.81%
            Since inception (December 10, 1997)                                       7.71%

        FIRSTHAND TECHNOLOGY INNOVATORS FUND:
            1-Year                                                                  -12.80%
            5-Year                                                                  -24.16%
            Since inception (May 20, 1998)                                            3.41%

            FIRSTHAND e-COMMERCE FUND:
            1-Year                                                                    5.56%
            5-Year                                                                  -26.23%
            Since inception (September 30, 1999)                                    -19.27%

        FIRSTHAND GLOBAL TECHNOLOGY FUND:
            1-Year                                                                   -7.16%
            Since inception (September 29, 2000)                                    -18.03%

The average annual total returns of the Funds after taxes on distributions and sale of Fund shares for the periods ended December 31, 2004, are as follows:

        FIRSTHAND TECHNOLOGY VALUE FUND:
            1-Year                                                                   -4.30%
            5-Year                                                                  -14.43%
            10-Year                                                                  11.67%
            Since inception (May 20, 1994)                                           12.98%
            Since SEC effective date (December 15, 1994)                             12.01%

        FIRSTHAND TECHNOLOGY LEADERS FUND:
            1-Year                                                                   -1.81%
            5-Year                                                                  -14.06%
            Since inception (December 10, 1997)                                       6.80%

        FIRSTHAND TECHNOLOGY INNOVATORS FUND:
            1-Year                                                                   -8.32%
            5-Year                                                                  -17.52%
            Since inception (May 20, 1998)                                            4.14%

        FIRSTHAND e-COMMERCE FUND:
            1-Year                                                                    3.61%
            5-Year                                                                  -19.59%
            Since inception (September 30, 1999)                                    -14.97%

        FIRSTHAND GLOBAL TECHNOLOGY FUND:
            1-Year                                                                   -4.65%
            Since inception (September 29, 2000)                                    -14.44%

A Fund may calculate performance using any other historical measure of performance (not subject to any prescribed method of computation). A nonstandardized quotation may also indicate average annual compounded rate of return over periods other than those specified for average annual total return. The average annual total returns, average annual total returns after taxes on distributions, and average annual total returns after taxes on distributions and redemptions for nonstandardized reporting years (the 2-, 3-, 4-, 6-, 7- and 8-year periods) are calculated using the same formulas provided above for such quotations.

The average annual total returns for nonstandardized reporting years for the periods ended December 31, 2004, are as follows:

        FIRSTHAND TECHNOLOGY VALUE FUND:
            2-Year                                                                   27.66%
            3-Year                                                                  -10.59%
            4-Year                                                                  -20.46%
            6-Year                                                                    0.76%
            7-Year                                                                    3.76%
            8-Year                                                                    4.09%
            9-Year                                                                    9.23%

        FIRSTHAND TECHNOLOGY LEADERS FUND:
            2-Year                                                                   25.41%
            3-Year                                                                   -3.88%
            4-Year                                                                  -16.12%
            6-Year                                                                   -0.90%
            7-Year                                                                    7.76%

        FIRSTHAND TECHNOLOGY INNOVATORS FUND:
            2-Year                                                                   16.55%
            3-Year                                                                  -14.98%
            4-Year                                                                  -18.75%
            6-Year                                                                   -2.77%

        FIRSTHAND e-COMMERCE FUND:
            2-Year                                                                   24.61%
            3-Year                                                                   -1.01%
            4-Year                                                                  -16.45%

        FIRSTHAND GLOBAL TECHNOLOGY FUND
            2-Year                                                                   32.99%
            3-Year                                                                   -5.92%
            4-Year                                                                  -16.37%

The average annual total returns after taxes on distributions for nonstandardized reporting years ended December 31, 2004, are as follows:

        FIRSTHAND TECHNOLOGY VALUE FUND:
            2-Year                                                                   27.66%
            3-Year                                                                  -10.59%
            4-Year                                                                  -20.51%
            6-Year                                                                    0.15%
            7-Year                                                                    3.22%
            8-Year                                                                    3.23%
            9-Year                                                                    7.94%

        FIRSTHAND TECHNOLOGY LEADERS FUND:
            2-Year                                                                   25.41%
            3-Year                                                                   -3.88%
            4-Year                                                                  -16.12%
            6-Year                                                                   -0.99%
            7-Year                                                                    7.68%

        FIRSTHAND TECHNOLOGY INNOVATORS FUND:
            2-Year                                                                   16.55%
            3-Year                                                                  -14.98%
            4-Year                                                                  -18.75%
            6-Year                                                                   -4.06%

        FIRSTHAND e-COMMERCE FUND:
            2-Year                                                                   24.61%
            3-Year                                                                   -1.01%
            4-Year                                                                  -16.45%

        FIRSTHAND GLOBAL TECHNOLOGY FUND
            2-Year                                                                   32.99%
            3-Year                                                                   -5.92%
            4-Year                                                                  -16.37%

The average annual total returns after taxes on distributions and sale of Fund shares for nonstandardized reporting years ended December 31, 2004, are as follows:

        FIRSTHAND TECHNOLOGY VALUE FUND:
            2-Year                                                                   23.90%
            3-Year                                                                   -8.84%
            4-Year                                                                  -16.34%
            6-Year                                                                    0.74%
            7-Year                                                                    3.33%
            8-Year                                                                    3.35%
            9-Year                                                                    7.65%

        FIRSTHAND TECHNOLOGY LEADERS FUND:
            2-Year                                                                   21.94%
            3-Year                                                                   -3.28%
            4-Year                                                                  -13.08%
            6-Year                                                                   -0.79%
            7-Year                                                                    6.76%

        FIRSTHAND TECHNOLOGY INNOVATORS FUND:
            2-Year                                                                   14.22%
            3-Year                                                                  -12.39%
            4-Year                                                                  -15.06%
            6-Year                                                                   -2.24%

        FIRSTHAND e-COMMERCE FUND:
            2-Year                                                                   21.24%
            3-Year                                                                   -0.86%
            4-Year                                                                  -13.34%

        FIRSTHAND GLOBAL TECHNOLOGY FUND
            2-Year                                                                   28.58%
            3-Year                                                                   -4.98%
            4-Year                                                                  -13.27%

The performance quotations described above are based on historical earnings and are not intended to indicate future performance of the Funds.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers, and publications that track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices, and averages.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of the Funds' portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

                           PRINCIPAL SECURITY HOLDERS

As of February 22, 2005 the following persons owned of record or beneficially 5% or more of the shares of the Funds:

FIRSTHAND TECHNOLOGY VALUE FUND:

     NAME                                               % OWNERSHIP        SHARES
     ----                                               -----------        ------
     Charles Schwab & Co., Inc.                           33.78%        6,118,900.569
     Special Custody Acct FEBOC
     101 Montgomery Street
     San Francisco, California 94104-4122

     National Financial Services Corp.                    21.96%        3,977,774.843
     FEBOC
     200 Liberty St. 5th Floor
     New York, New York 10281-5503

     National Investors Services Corp.                     6.73%        1,219,286.601
     FEBOC
     Mutual Funds Department
     55 Water Street, 32nd Floor
     New York, New York 10041-0028

     Pershing LLC                                          5.38%          973,733.898
     P.O. Box 2052
     Jersey City, NJ 07303-9998

FIRSTHAND TECHNOLOGY LEADERS FUND:

     Charles Schwab & Co., Inc.                           33.53%        2,070,722.764
     Special Custody Acct FEBOC
     101 Montgomery Street
     San Francisco, California 94104-4122

     National Financial Services Corp.                    18.40%        1,136,084.896
     FEBOC
     200 Liberty Street, 5th Floor
     New York, New York 10281-1003

     Pershing LLC                                          6.67%          411,770.460
     P.O. Box 2052
     Jersey City, NJ 07303-9998

     National Investor Services Corp.                      5.34%          329,897.332
     FEBOC
     Mutual Funds Department
     55 Water Street, 32nd Floor
     New York, New York 10041-0028

FIRSTHAND TECHNOLOGY INNOVATORS FUND:

     Charles Schwab & Co., Inc.                           30.90%        1,629,783.771
     Special Custody Acct. FEBOC
     101 Montgomery Street
     San Francisco, California 94104-4122

     National Financial Services Corp.                    19.08%        1,006,647.002
     FEBOC
     200 Liberty St.  5th Floor
     New York, New York 10281-5503

     National Investor Services Corp.                      6.30%          322,165.426
     FEBOC
     Mutual Funds Department
     55 Water Street, 32nd Floor
     New York, New York 10041-0028

FIRSTHAND E-COMMERCE FUND:

     Charles Schwab & Co., Inc.                           29.66%        4,870,460.758
     Special Custody Acct. FEBOC
     101 Montgomery Street
     San Francisco, California 94104-4122

     National Financial Services Corp.                    17.48%        2,870,659.330
     FEBOC
     200 Liberty Street
     One World Financial Center
     New York, New York 10281-1003

     National Investor Services Corp.                      7.17%        1,177,165.513
     FEBOC
     55 Water Street, 32nd Floor
     New York, New York 10041-0028

FIRSTHAND GLOBAL TECHNOLOGY FUND:

     Charles Schwab & Co., Inc.                           18.91%        1,166,054.264
     Special Custody Acct. FEBOC
     101 Montgomery Street
     San Francisco, California 94104-4122

     National Financial Services Corp.                    21.68%        1,336,823.148
     FEBOC
     200 Liberty Street 5th Floor
     New York, New York 10281-5503

Charles Schwab & Co., a corporation organized in California, either directly or through one or more controlled companies, beneficially owned more than 25% of the voting securities of Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand e-Commerce Fund, and Firsthand Global Technology Fund and therefore may be deemed to control each of these Funds. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of a Fund generally would be able to cast the deciding vote.

                                    CUSTODIAN

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, is the Custodian for each Fund's investments. State Street acts as each Fund's depository, safe-keeps the portfolio securities, collects all income and other payments with respect to the Funds, disburses funds as instructed, and maintains records in connection with its duties.

                           LEGAL COUNSEL AND AUDITORS

The law firm of Morrison & Foerster LLP, 2000 Pennsylvania Avenue, NW, Washington, DC 20006, acts as legal counsel for the Trust and the Trust's disinterested Trustees.

The firm of Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, is the Trust's independent registered public accounting firm. Tait, Weller & Baker performs an annual audit of the Trust's financial statements and advises the Trust as to certain accounting matters.

                       STATE STREET BANK AND TRUST COMPANY

State Street is retained by the Investment Adviser to maintain the records of each shareholder's account, process purchases and redemptions of the Funds' shares, and act as dividend and distribution disbursing agent. State Street also provides sub-administrative services to each Fund, calculates daily net asset value per share, and maintains such books and records as are necessary to enable State Street to perform its duties. For the performance of these services, the Investment Adviser (not the Funds) pays State Street (1) a fee for sub-administrative services at the higher of (a) $55,000 per Fund or (b) the annual rate of 0.03% of the first $1 billion of the Trust's average daily net assets, 0.025% of the next $1 billion of the Trust's average daily net assets, 0.02% of the next $1 billion of the Trust's average daily net assets, 0.015% of the next $2 billion of the Trust's average daily net assets, and 0.010% of the average daily net assets of the Trust thereafter; (2) a fee for transfer agency and shareholder services at the annual rate of 0.02% of the Trust's average daily net assets and a flat annual fee of $720,000 for the Trust; and (3) a fee for accounting and pricing services at the higher of (a) $40,000 per Fund or (b) the annual rate of 0.0125% of the first $1 billion of the Trust's average daily net assets, 0.01% of the next $1 billion of the Trust's average daily net assets, 0.005% of the next $1 billion of the Trust's average daily net assets, and 0.0025% of the Trust's average daily net assets thereafter.

                              FINANCIAL STATEMENTS

Financial statements for the Funds for the fiscal period ended December 31, 2004, as contained in the Annual Report to Shareholders, are incorporated herein by this reference.